UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

TURNONGREEN, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing Party:
(4)	Date Filed:

DEFINITIVE PROXY STATEMENT

TURNONGREEN, INC.

2030 Ringwood Avenue

San Jose, CA 95131

Telephone: (510) 657-2635

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

Virtual Meeting Only – No Physical Meeting Location

To Be Held on September 18, 2026

We cordially invite you to attend the Annual Meeting of Shareholders (the “Meeting”) of TurnOnGreen, Inc., a Nevada corporation (the “Company”). In the interest of providing our shareholders with greater access and flexibility to attend the Meeting, notice is hereby given that the Meeting will be held in a virtual meeting format only on September 18, 2026, at 9:00 A.M., Pacific Time. You will not be able to attend or participate in the Meeting in person.

Attendance at the Meeting will be limited to only shareholders as of the record date, as discussed below. Shareholders who expect to attend the Meeting must access the virtual meeting platform for the Meeting. Access to the virtual meeting platform requires a control number unique to each stockholder. Please refer to the accompanying proxy materials for additional information concerning how to virtually attend the Meeting. The virtual meeting platform is available at meetnow.global/MNWAQNF.

The Meeting will be held for the following purposes:

•	To elect the three (3) director nominees named in the Proxy Statement, each to hold office and serve as a member of the Board of Directors of the Company (the “Board”) until the next annual meeting of the Company’s shareholders;

•	To ratify the appointment of CBIZ CPAs P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026;

•	To approve an amendment to our Articles of Incorporation (as amended, the “Articles”) to effect a reverse stock split of the shares of the Company’s common stock, par value $0.001 per share (“Common Stock”), by a ratio of not less than one-for-fifty and not more than one-for-five hundred at any time prior to December 31, 2028, with the exact ratio to be set at a whole number within this range as determined by the Board in its sole discretion;

•	To approve the TurnOnGreen, Inc. 2026 Stock Incentive Plan (the “2026 Plan”) described below; and

•	To approve the adjournment of the Meeting to a later date or time, if necessary or appropriate, including to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Meeting, there are not sufficient votes to approve any of the other proposals before the Meeting.

The accompanying Proxy Statement sets forth additional information regarding the Meeting and provides you with detailed information regarding the proposed business to be considered at the Meeting. We encourage you to read the Proxy Statement carefully and in its entirety.

Only shareholders of record at the close of business on July 30, 2026, the date fixed as the record date for the Meeting, will be entitled to notice of and to vote at the Meeting or at any adjournments or postponements thereof. These proxy materials will be first mailed to shareholders on or about August 15, 2026.

Important Notice Regarding the Availability of Proxy Materials for the Meeting of Shareholders to be held on September 18, 2026:

This Notice of Annual Meeting of Shareholders and the accompanying Proxy Statement are available on the Internet at www.envisionreports.com/TOGI.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Amos Kohn

Chairman of the Board

August 15, 2026

HOW TO VOTE: Your vote is important. Whether or not you plan to virtually attend and participate in the Meeting, we hope you will vote as soon as possible by either (1) mailing your completed and signed Proxy Card(s) to the designated address specified below, (2) calling the toll-free number printed on your Proxy Card(s) and following the recorded instructions or (3) visiting the website indicated on your Proxy Card(s) and following the on-line instructions. You may revoke a previously submitted proxy at any time prior to the Meeting. If you decide to attend the Meeting and wish to change your proxy vote, you may do so automatically by voting at the Meeting.

Please return your completed and signed Proxy Cards for tabulation by mailing them to the following address:

Computershare

Attn: Proxy Tabulation

P.O. Box 43078

Providence, Rhode Island 02940-3078

TABLE OF CONTENTS

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	33
Director Independence	33
Policies and Procedures for Related Party Transactions	33
Allocation of General Corporate Expenses	33
Related Party Sales and Receivables	34
Related Party Notes and Advances Payable	34
PROPOSALS OF SHAREHOLDERS FOR THE 2027 ANNUAL MEETING OF SHAREHOLDERS	35
OTHER BUSINESS	35
ANNEX A – TURNONGREEN, INC. 2026 STOCK INCENTIVE PLAN	A-1

TURNONGREEN, INC.

2030 Ringwood Ave.

San Jose, CA 95131

Telephone: (510) 657-2635

DEFINITIVE PROXY STATEMENT

FOR THE ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON SEPTEMBER 18, 2026

INFORMATION CONCERNING THE ANNUAL MEETING

General

The enclosed proxy is solicited by the Board of Directors (the “Board”) of TurnOnGreen, Inc., a Nevada corporation (the “Company”), for use at the Annual Meeting of Shareholders of the Company (the “Meeting”), to be held in virtual format only on September 18, 2026, at 9:00 A.M., Pacific Time, and at any adjournments thereof. Whether or not you expect to attend the Meeting, please vote your shares as promptly as possible to ensure that your vote is counted. These proxy materials will be furnished to shareholders commencing on or about August 15, 2026.

The Meeting will be held in a virtual meeting format only, and you will not be able to attend or participate in the Meeting in person. Attendance to the Meeting will be limited to only shareholders as of the record date described below. To join the Meeting, attendees must access the virtual meeting platform for the Meeting and enter the stockholder’s unique control number, as printed on the included Proxy Card. The virtual meeting platform is available at meetnow.global/MNWAQNF.

Action to be taken under Proxy

Unless otherwise directed by the grant of the proxy, the persons named in the form of Proxy Card included with this Proxy Statement, namely, Amos Kohn, the Company’s Chief Executive Officer, and Marcus Charuvastra, the Company’s President, and either of them who acts individually, will vote:

•	To elect the three (3) director nominees named in the Proxy Statement, each to hold office and serve as a member of the Board until the next annual meeting of the Company’s shareholders (the “Director Proposal”);

•	To ratify the appointment of CBIZ CPAs P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 (the “Auditor Proposal”);

•	To approve an amendment to our Articles of Incorporation (as amended, the “Articles”) to effect a reverse stock split of the shares of the Company’s common stock, par value $0.001 per share (“Common Stock”), by a ratio of not less than one-for-fifty and not more than one-for-five hundred at any time prior to December 31, 2028, with the exact ratio to be set at a whole number within this range as determined by the Board in its sole discretion (the “Reverse Stock Split Proposal”);

•	To approve the TurnOnGreen, Inc. 2026 Stock Incentive Plan (the “2026 Plan”) described below (the “SIP Proposal”); and

•	To approve the adjournment of the Meeting to a later date or time, if necessary or appropriate, including to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Meeting, there are not sufficient votes to approve any of the other proposals before the Meeting (the “Adjournment Proposal”).

By completing and submitting your proxy to the Company in accordance with the instructions therein (via the Internet, telephone or mail), you authorize Amos Kohn, the Company’s Chief Executive Officer, and Marcus Charuvastra, the Company’s President, and each of them acting individually, to represent you and vote your shares at the Meeting in accordance with your instructions. They also may vote your shares on any other business as may properly come before the Meeting or at any postponements or adjournments of the Meeting. On such other business coming before the Meeting, to the maximum extent permitted by applicable law (including applicable stock exchange rules and regulations), you authorize each named proxy holder to vote your shares as such proxy holder may determine in its sole discretion.

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE PROMPTLY VOTE YOUR SHARES OVER THE INTERNET, BY TELEPHONE OR BY MAIL.

1

Who is Entitled to Vote; Vote Required; Quorum

The Board has fixed the close of business on July 30, 2026, as the record date (the “Record Date”) for determination of shareholders entitled to notice of and to vote at the Meeting, or at any adjournment or postponement thereof. As of the Record Date, there were issued and outstanding (i) 183,983,122 shares of Common Stock, and (ii) 25,000 shares of the Company’s Series A Convertible Redeemable Preferred Stock, par value $0.001 per share (“Series A Preferred Stock” and, together with Common Stock, “Capital Stock”), together constituting the only outstanding classes or series of capital stock of the Company entitled to vote at the Meeting.

Holders of the Common Stock are entitled to one vote for each share of Common Stock held by them.

Holders of the Series A Preferred Stock are entitled to vote together with holders of the Common Stock, voting together as a single class, with respect to all matters presented to the stockholders of the Company. In any such vote, the Series A Preferred Stock votes on an as-converted basis together with the Common Stock, with each holder of outstanding shares of Series A Preferred Stock entitled to a number of votes equal to the number of shares of Common Stock into which such shares of Series A Preferred Stock are then convertible, as provided by the terms of the Series A Preferred Stock. Pursuant to the terms of the Series A Preferred Stock, for purposes of determining the presence of a quorum at the Meeting and the voting power of the Series A Preferred Stock, the outstanding shares of Series A Preferred Stock are convertible into such number of shares of Common Stock at a conversion price (the “Conversion Price”) equal to the greater of (i) $0.02 per share (the “Floor Price”), which Floor Price shall be subject to adjustment for stock dividends, stock splits, stock combinations, or similar transactions, and (ii) eighty percent (80%) of the volume-weighted average price per share of the Common Stock for the ten (10) trading days immediately preceding the Record Date. Notwithstanding the foregoing, in no event shall the Conversion Price as of the Record Date be less than the Floor Price.

As of the Record Date, the voting power for each outstanding share of Series A Preferred Stock was equal to 1,342 shares of Common Stock on an as-converted basis. Accordingly, the holders of the outstanding shares of Series A Preferred Stock as of the Record Date collectively possessed the voting power of an aggregate of 33,539,181 shares of Common Stock on an as-converted basis.

To carry on business at the Meeting, a quorum must be present. A quorum is present when a majority of the voting power of the outstanding shares of Capital Stock as of the Record Date are represented in person or by proxy. Thus, the presence (in person or by proxy) of holders of the voting power of an aggregate of 108,761,152 outstanding shares of Common Stock (on an as-converted basis) will constitute a quorum at the Meeting. Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote at the Meeting. Abstentions and broker non-votes will be counted as shares present and entitled to vote for purposes of determining whether a quorum is present for the Meeting.

Brokers holding shares of record for customers generally are not entitled to vote on “non-routine” matters, unless they receive voting instructions from their customers. As used herein, “uninstructed shares” means shares held by a broker who has not received such instructions from its customers on a proposal. A “broker non-vote” occurs when a nominee holding uninstructed shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that non-routine matter. In connection with the treatment of abstentions and broker non-votes, all proposals except for the Auditor Proposal and the Adjournment Proposal at this Meeting are considered “non-routine” matters, and brokers are not entitled to vote uninstructed shares with respect to these proposals.

Whether a matter specified in the Notice of Annual Meeting of Shareholders (the “Notice of Meeting”) has been approved by the requisite shareholder vote will be determined in accordance with the terms of the Company’s governing documents. In particular, assuming a quorum is present at the Meeting, (i) with respect to the Director Proposal, the directors of the Company will be elected by a plurality of the votes cast by the holders of shares present in person or represented by proxy at the Meeting and entitled to vote thereon, (ii) with respect to the Reverse Stock Split Proposal, approval requires the affirmative vote of the holders of a majority of the voting power of the outstanding shares of Capital Stock, and (iii) with respect to all other matters, action is approved upon the affirmative vote of a majority of the votes cast by the stockholders present in person or represented by proxy at the Meeting and entitled to vote thereon. For each of the Director Proposal, the Auditor Proposal, the SIP Proposal and the Adjournment Proposal, abstentions will not be considered votes cast for the determination of whether such proposal has been approved by the requisite shareholder vote at the Meeting and, therefore, will have no effect on the outcome of the vote. For the Reverse Stock Split Proposal, abstentions will be considered shares present and entitled to vote thereon and will be counted towards the vote total and, therefore, will have the effect of a vote “AGAINST” such proposal. In connection with the treatment of broker non-votes with respect to the Director Proposal, the Reverse Stock Split Proposal and the SIP Proposal, broker non-votes will not be considered votes cast for the determination of whether such proposal has been approved by the requisite shareholder vote at the Meeting and, therefore, will have no effect on the outcome of the vote.

2

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

What is the purpose of the Meeting?

At the Meeting, the shareholders will be asked to consider and take action on the following matters:

•	To elect the three (3) director nominees named in the Proxy Statement, each to hold office and to serve as a member of the Board until the next annual meeting of the Company’s shareholders (referred to herein as the Director Proposal);

•	To ratify the appointment of CBIZ CPAs P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 (referred to herein as the Auditor Proposal);

•	To approve an amendment to the Articles to effect a reverse stock split of the outstanding shares of Common Stock by a ratio of not less than one-for-fifty and not more than one-for-five hundred at any time prior to December 31, 2028, with the exact ratio to be set at a whole number within this range as determined by the Board in its sole discretion (referred to herein as the Reverse Stock Split Proposal);

•	To approve the 2026 Plan (referred to herein as the SIP Proposal); and

•	To approve the adjournment of the Meeting to a later date or time, if necessary or appropriate, including to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Meeting, there are not sufficient votes to approve any of the other proposals before the Meeting (referred to herein as the Adjournment Proposal).

Our Board unanimously recommends that you vote “FOR” each of the three (3) director nominees named in the Proxy Statement, “FOR” the Auditor Proposal, “FOR” the Reverse Stock Split Proposal, “FOR” the SIP Proposal, and “FOR” the Adjournment Proposal.

Who is entitled to vote?

The Record Date for the Meeting is July 30, 2026. Only shareholders of record at the close of business on that date are entitled to vote at the Meeting. The only classes of the Company’s capital stock outstanding and entitled to be voted at the Meeting are our Common Stock and our Series A Preferred Stock. At the Meeting, shareholders will be entitled to one vote for each share of Common Stock held by them, whereas the holders of outstanding shares of Series A Preferred Stock will collectively possess the voting power of an aggregate of 33,539,181 shares of Common Stock on an as-converted basis.

The presence (in person or by proxy) of holders of an aggregate of 108,761,152 shares of Common Stock on an as-converted basis will constitute a quorum at the Meeting.

Why am I receiving these proxy materials?

We have sent you these proxy materials because the Board is soliciting your proxy to vote at the Meeting with respect to the proposals described in this Proxy Statement. According to our records, you were a shareholder of the Company as of the close of business on the Record Date for the Meeting and, accordingly, are entitled to vote on the matters to come before the Meeting.

The Company intends to first mail these proxy materials on or about August 15, 2026, to all shareholders of record on the Record Date.

What is included in these proxy materials?

These proxy materials include:

•	the Notice of Meeting;

•	this Proxy Statement for the Meeting;

•	our Annual Report on Form 10-K for the year ended December 31, 2025; and

•	the Proxy Card.

3

What is the Proxy Card?

The Proxy Card enables you to appoint Amos Kohn, the Company’s Chief Executive Officer, and Marcus Charuvastra, the Company’s President, and either of them acting individually, as your proxies to represent you at the Meeting. By completing and returning a Proxy Card, you are authorizing these individuals to vote your shares at the Meeting in accordance with your instructions on the Proxy Card. This way, your shares will be voted whether or not you attend and participate in the Meeting.

Can I view these proxy materials over the Internet?

Yes. The Notice of Meeting, this Proxy Statement and accompanying Proxy Card are available at www.envisionreports.com/TOGI.

How can I attend the Meeting?

The Meeting will be a completely virtual meeting of shareholders, which will be conducted exclusively by webcast. You are entitled to participate in the Meeting only if you were a shareholder of the Company as of the close of business on the Record Date, or if you hold a valid proxy from such a shareholder for the Meeting. No physical meeting will be held.

You must access the virtual meeting platform to attend and participate in the Meeting. The virtual meeting platform is available at meetnow.global/MNWAQNF.

Access to the virtual meeting platform will require you to input your unique control number which has been printed on the Proxy Card included with this Proxy Statement. You will have the ability to vote your shares through the virtual meeting platform until the closing of the polls. If you expect to attend and participate in the Meeting, please review all relevant information set forth in the Notice of Meeting, your Proxy Card or the instructions in or accompanying your other proxy materials.

If you hold your shares through an intermediary, such as a bank or broker, you must register in advance using the instructions below.

The online meeting will begin promptly at 9:00 A.M., Pacific Time. We encourage you to access the virtual meeting platform prior to the scheduled meeting start time to ensure that you have ample time to confirm your access or troubleshoot any technical issues. Please follow the registration instructions as outlined in this Proxy Statement.

How do I register to attend the Meeting virtually on the Internet?

If you are a registered shareholder (i.e., you hold your shares through our transfer agent, Computershare), you do not need to register to attend the Meeting virtually on the Internet. Please follow the instructions on the Notice of Meeting or the Proxy Card.

If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to attend the Meeting virtually on the Internet. To register to attend the Meeting, you must submit proof of your proxy power (legal proxy) reflecting your ownership of Capital Stock along with your name and email address to Computershare. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 P.M., Eastern Time (or 2:00 P.M., Pacific Time), on September 8, 2026.

You will receive a confirmation of your registration by email from Computershare following its receipt of all applicable registration materials.

Requests for registration should be directed to Computershare at the following:

By email: legalproxy@computershare.com (forward the email from your broker, or attach an image of your legal proxy)

By mail:

Computershare
Attention: TurnOnGreen, Inc. – Legal Proxy

P.O. Box 43001

Providence, Rhode Island 02940-3001

Why are you holding a virtual meeting instead of a physical meeting?

We are embracing the latest technology in order to provide expanded access, improved communication and cost savings for our shareholders and the Company. We believe that hosting a virtual meeting will enable more of our shareholders to attend and participate in the meeting since our shareholders can participate from any location around the world with Internet access.

4

How do I vote?

Either (1) mail your completed and signed Proxy Card(s) to the designated address specified below, (2) call the toll-free number printed on your Proxy Card(s) and follow the recorded instructions or (3) visit the website indicated on your Proxy Card(s) and follow the on-line instructions. Please return your completed and signed Proxy Cards for tabulation by mailing them to the following address:

Computershare

Attn: Proxy Tabulation

P.O. Box 43078

Providence, Rhode Island 02940-3078

If you are a registered shareholder, then you may deliver your completed Proxy Card(s) or vote pursuant to the instructions on the Proxy Card. You may change your vote at any time prior to closing of the polls for the vote at the Meeting.

If your shares are held by your broker or bank in “street name,” then you will receive a form from your broker or bank seeking instructions as to how your shares should be voted. If you do not give instructions to your record holder, it will nevertheless be entitled to vote your shares in its discretion on the Auditor Proposal and the Adjournment Proposal, but not on any other proposal.

Am I entitled to vote if my shares are held in “street name”?

If your shares are held by a bank, brokerage firm or other nominee, you are considered the “beneficial owner” of shares held in “street name.” If your shares are held in street name, the proxy materials are being made available to you by your bank, brokerage firm or other nominee (the “record holder”), along with voting instructions. As the beneficial owner, you have the right to direct your record holder on how to vote your shares, and the record holder is required to vote your shares in accordance with your instructions. If you do not give instructions to your record holder, it will not be entitled to vote your shares on any proposal.

As the beneficial owner of shares as of the Record Date, you are entitled to attend the Meeting. If you are a beneficial owner, however, you may not vote your shares at the Meeting unless you obtain a legal proxy, executed in your favor, from the record holder of your shares.

How many shares must be present to hold the Meeting?

A quorum must be present at the Meeting for any business to be conducted. The presence at the Meeting of the holders of a majority of the voting power of the shares of Capital Stock outstanding on the Record Date will constitute a quorum. Accordingly, the presence (in person or by proxy) of holders of the voting power of an aggregate of 108,761,152 outstanding shares of Common Stock (on an as-converted basis) will constitute a quorum at the Meeting. Proxies received but marked as abstentions will be counted towards the presence of a quorum.

What if a quorum is not present at the Meeting?

If a quorum is not present or represented at the Meeting, the holders of a majority of the voting power of the shares present in person or represented by proxy at the Meeting, or the chairman of the Meeting, may adjourn the Meeting until a quorum is present or represented. The time and place of the adjourned meeting will be announced at the time the adjournment is taken, and no other notice will be given. At any subsequent reconvening of the Meeting at which a quorum is present, any business may be transacted that might have been transacted at the original meeting and all proxies will be voted in the same manner as they would have been voted at the original convening of the Meeting, except for any proxies that have been effectively revoked or withdrawn before the time the proxy is voted at the reconvened Meeting.

Can I revoke my proxy and change my vote?

You may change your vote at any time prior to the taking of the vote at the meeting.

If you are the shareholder of record, you may change your vote by (1) granting a new proxy bearing a later date (which automatically revokes the earlier proxy) using any of the methods described above (and until the applicable deadline for each method), (2) providing a written notice of revocation to Computershare, Attn: Proxy Tabulation, P.O. Box 43078, Providence, Rhode Island 02940-3078, to your shares being voted, or (3) virtually attending the Meeting and voting in accordance with the instructions on the Proxy Card. Attendance at the Meeting will not cause your previously granted proxy to be revoked unless you specifically so request.

For shares you hold beneficially in street name, you may change your vote by submitting new voting instructions to your broker, bank, trustee or nominee following the instructions they provided, or, if you have obtained a legal proxy from your broker, bank, trustee or nominee giving you the right to vote your shares, by attending the Meeting and voting.

5

Who can participate in the Meeting?

The Meeting must be accessed via a virtual meeting platform that will allow our shareholders to listen to the proceedings for the Meeting, submit questions and vote online. The virtual meeting platform is available at meetnow.global/MNWAQNF.

You are entitled to attend and participate in the Meeting only if you were a shareholder of record as of the close of business on the Record Date, or you held your shares beneficially in the name of a bank, broker, trustee or other nominee as of the Record Date, or you hold a valid proxy for the Meeting. Shareholders of record at the close of business on the Record Date and entitled to vote (or their authorized representatives) in possession of a valid control number will be admitted as participants to the Meeting. If you were a shareholder of record at the close of business on the Record Date and wish to attend the Meeting via the virtual meeting platform, you will need your unique control number as printed on your Proxy Card. If a bank, broker, trustee or other nominee is the record owner of your shares, you will need to obtain your specific control number and further instructions from your bank, broker, trustee or other nominee.

You will have an opportunity to submit questions during the Meeting through the virtual meeting platform. To ensure the Meeting is conducted in a manner that is fair to all shareholders, we may exercise discretion in determining the order in which questions are answered and the amount of time devoted to any one question. We reserve the right to edit or reject questions we deem inappropriate, redundant or not relevant to the proposed business before the Meeting’.

Will my vote be kept confidential?

Yes, your vote will be kept confidential and not disclosed to the Company unless:

•	required by applicable law;

•	you expressly request disclosure on your proxy; or

•	there is a contested proxy solicitation.

How does the Board of Directors recommend I vote on the proposals?

Our Board unanimously recommends that you vote your shares “FOR” each of the proposals set forth in the Notice of Meeting and described in more detail in this Proxy Statement, consisting of:

(i)	The Director Proposal;

(ii)	The Auditor Proposal;

(iii)	The Reverse Stock Split Proposal;

(iv)	The SIP Proposal; and

(v)	The Adjournment Proposal.

Unless you provide other instructions on your Proxy Card, the persons named as proxy holders on the Proxy Card will vote in accordance with the recommendations of the Board as set forth in this Proxy Statement.

What if I do not specify how my shares are to be voted?

If you return a signed and dated Proxy Card without marking any voting selections, your shares will be voted in accordance with the Board’s recommendations set forth immediately above, and if any other matter is properly presented at the Meeting, your proxy holder (one of the individuals named on your Proxy Card) will vote your shares using his best judgment.

Will any other business be conducted at the meeting?

The Company’s Bylaws require shareholders to give the Company advance notice of any proposal intended to be presented at the Meeting. As of the date of this Proxy Statement, the Company has not received any such notice; accordingly, the Company does not anticipate any additional business will be conducted at the Meeting. If any other matter is properly presented at the Meeting, your proxy holder (one of the individuals named on your Proxy Card) will vote your shares using his best judgment.

6

What vote is required to approve each proposal and how are votes counted?

Proposal	Vote Required for Approval	Voting Options	Effect of Abstentions	Effect of Broker Non-Votes	Matter
Proposal 1: Director Proposal	Plurality of votes cast (the three nominees receiving the greatest number of “FOR” votes)	“FOR” “WITHHELD”	No effect	No effect	Non-routine
Proposal 2: Auditor Proposal	“FOR” votes from the holders of a majority of the votes cast	“FOR” “AGAINST” “ABSTAIN”	No effect	Not applicable(1)	Routine
Proposal 3: Reverse Stock Split Proposal	“FOR” votes from the holders of a majority of the voting power of the outstanding shares of Capital Stock	“FOR” “AGAINST” “ABSTAIN”	Against	No effect	Non-routine
Proposal 4: SIP Proposal	“FOR” votes from the holders of a majority of the votes cast	“FOR” “AGAINST” “ABSTAIN”	No effect	No effect	Non-routine
Proposal 5: Adjournment Proposal	“FOR” votes from the holders of a majority of the votes cast	“FOR” “AGAINST” “ABSTAIN”	No effect	Not applicable(1)	Routine

(1)	This proposal is considered to be a “routine” matter. Accordingly, if you hold your shares in street name and do not provide voting instructions to your broker, bank or other agent that holds your shares, your broker, bank or other agent has discretionary authority to vote your shares on this proposal.

What are “broker non-votes”?

Broker non-votes occur when a beneficial owner of shares held in “street name” does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed “non-routine.” Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker or nominee holding the shares. If the beneficial owner does not provide voting instructions, the broker or nominee can still vote the shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. Under the rules and interpretations of the New York Stock Exchange, “non-routine” matters include director elections (whether contested or uncontested), matters relating to equity compensation plans and material revisions thereto, contested matters, and matters that may substantially affect the existing rights or privileges of shareholders.

In connection with the treatment of broker non-votes, each of the Director Proposal, the Reverse Stock Split Proposal and the SIP Proposal are considered “non-routine” matters, and brokers are not entitled to vote uninstructed shares with respect to these proposals. Accordingly, broker non-votes will not be considered votes cast for the determination of whether such proposal has been approved by the requisite shareholder vote at the Meeting and, therefore, will have no effect on the outcome of the vote. Each of the Auditor Proposal and the Adjournment Proposal are routine matters that brokers are entitled to vote upon without receiving instructions.

Who is paying for this proxy solicitation?

The Company will pay for the entire cost of soliciting proxies. In addition to these mailed proxy materials, our directors and employees may also solicit proxies in person, by telephone or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies but may be reimbursed for out-of-pocket expenses incurred in connection with the solicitation. We will also reimburse brokerage firms, banks and other agents for their reasonable out-of-pocket expenses incurred in forwarding proxy materials to beneficial owners.

What does it mean if I receive more than one set of proxy materials?

If you receive more than one set of proxy materials, your shares may be registered in more than one name or in different accounts. Please complete, sign and return each Proxy Card to ensure that all of your shares are voted.

I share the same address with another shareholder of the Company. Why has our household only received one set of proxy materials?

The rules of the Securities and Exchange Commission (the “SEC”) permit us to deliver a single set of proxy materials to one address shared by two or more of our shareholders. This practice, known as “householding,” is intended to reduce the Company’s printing and postage costs. We have delivered only one set of proxy materials to shareholders who hold their shares through a bank, broker or other holder of record and share a single address, unless we have received contrary instructions from any shareholder at that address. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement, Notice or notice, or if your household is receiving multiple copies of these documents and you wish to request that future deliveries be limited to a single copy, please notify your broker.

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How can I find out the results of the voting at the Meeting?

Final voting results will be disclosed in a Form 8-K filed after the Meeting.

Who can help answer my questions?

You can contact Computershare with any technical questions related to attendance at the Meeting, including virtual meeting platform access, and proxy voting matters. Please refer to the virtual meeting platform for Computershare’s contact details.

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PROPOSAL NO. 1

ELECTION OF DIRECTORS

Information about the Nominees

Our Board is currently composed of three directors. At the Meeting, the shareholders will elect three directors, each to hold office and serve as a member of the Board until the next annual meeting of the Company’s shareholders or until their respective successors are duly elected and qualified. All of the director nominees currently serve as directors of the Company, each of whom has held such office for a term commencing with their election at the 2024 annual meeting of the Company’s shareholders, and that will expire at the Meeting. Because the number of nominees properly nominated for the Meeting is the same as the number of directors to be elected, the election of directors at this Meeting is uncontested.

In the event any nominee is unable or unwilling to serve as a director at the time of the Meeting, the proxies may be voted for the balance of those nominees named herein and for any substitute nominee designated by the present Board or the proxy holders to fill such vacancy, or for the balance of the nominees named without nomination of a substitute, or the size of the Board may be reduced in accordance with the Bylaws of the Company. Each nominee has agreed to serve as a director of the Company if elected. The Board has no reason to believe that any of the persons named below will be unable or unwilling to serve as a nominee or as a director if elected.

Assuming a quorum is present, the three nominees receiving the highest number of affirmative votes cast by the holders of shares present (in person or by proxy) at the Meeting and entitled to be voted for the election of directors will be elected as the directors of the Company. In accordance with our Bylaws and the Nevada Revised Statutes, a shareholder entitled to vote for the election of directors may abstain by withholding authority to vote for all nominees of directors and may also withhold authority to vote for certain nominees for directors. Abstentions, withheld votes and broker non-votes will not be treated as a vote cast for or against any particular director nominee and, therefore, will have no effect on the outcome of the election. Shareholders may not vote, or submit a proxy, for a greater number of nominees than the three nominees named below. Unless marked otherwise, proxies received will be voted “FOR” the election of each of the three nominees named below. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner as will ensure the election of as many of the nominees listed below as possible, and, in such event, the specific nominees to be voted for will be determined by the proxy holders.

The following table sets forth the name, age and position of each of our director nominees at the Meeting.

Name	Age	Positions
Amos Kohn	66	Chief Executive Officer, Chief Financial Officer and Director
Marcus Charuvastra	47	President and Director
Douglas Gintz	59	Director

The following information with respect to the principal occupation or employment of each nominee for director, the principal business of the corporation or other organization in which such occupation or employment is carried on, and such nominee’s business experience during the past five years, as well as the specific experiences, qualifications, attributes and skills that have led the Board to determine that such Board members should serve on our Board, has been furnished to the Company by the respective director nominees:

Amos Kohn is the Founder of the Company and has served as the Chief Executive Officer and Chairman of the Board of Directors the Company since January 2020. He has also served as the Company’s Chief Financial Officer since September 2023. Mr. Kohn also founded the Company’s subsidiary TOG Technologies Inc. in 2021 and has served as its Chief Executive Officer since its inception. In 2017, he founded Digital Power Corporation and has served as its Chief Executive Officer since its inception. Previously, Mr. Kohn served as the President and Chief Executive Officer of Hyperscale Data, Inc. (“HDI”), a company listed on the NYSE, from 2008 to 2017, and as its President from 2017 to 2020. He also served as a member of HDI’s board of directors from 2003 to 2020. Mr. Kohn has more than 30 years of executive, financial, and technical leadership experience across the high-technology industry. He holds a Bachelor of Science degree in Electrical and Electronics Engineering and a Certificate in Business Administration from the University of California, Berkeley. Mr. Kohn is a Major (Ret) in the Israel Defense Forces and is named as an inventor on multiple U.S. and international patents. The Board has determined that Mr. Kohn’s extensive executive, financial, and operational leadership experience at both publicly traded and private companies, together with his proven track record of leading organizations into emerging industries and new markets, including power electronics, military and defense, eMobility and telecommunications, qualify him to serve on the Board of Directors.

Marcus Charuvastra has served as the Company's President since September 2022. He previously served as the Company's Vice President of Sales from January 2022 to September 2022 and concurrently served as the Company's Chief Revenue Officer from June 2021 through December 2025. Mr. Charuvastra has also served as the Chief Executive Officer of Gresham Worldwide, Inc. since January 1, 2026. Mr. Charuvastra is an accomplished executive with more than 20 years of experience in strategic planning, sales, marketing, operations, business development, and organizational leadership. Prior to joining the Company, he spent nine years at Targeted Medical Pharma, Inc. ("TMP"), where he served as Vice President of Operations and Managing Director from 2012 through May 2021. During his tenure, he was instrumental in guiding TMP through its initial public offering. From 2009 to 2012, Mr. Charuvastra served as Director of Sales and Marketing at Physician Therapeutics, where he was responsible for building the company's sales and distribution network throughout the United States, Japan, Vietnam, and China. Mr. Charuvastra is a graduate of the University of California, Los Angeles (UCLA). The Board has determined that Mr. Charuvastra’s extensive executive leadership experience, together with his expertise in strategic planning, sales, marketing, operations, and business development, qualify him to serve on the Board of Directors.

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Douglas Gintz was appointed as a director on September 6, 2022, and has served as the Company's Fractional Chief Technology Officer since April 2026. He previously served as Chief Technology Officer of the TurnOnGreen business from February 2021 to May 2025. In these roles, Mr. Gintz has been responsible for strategic software initiatives supporting the development and commercialization of the Company's electric-vehicle charging solutions. Since January 2026, Mr. Gintz has served as Chief Technology Officer and Chief AI Officer of Gresham Worldwide, Inc., where he oversees enterprise technology platforms, digital transformation, and artificial intelligence initiatives across its operating companies. Since March 2026, he has also served as a director of Relec Electronics Ltd., a United Kingdom-based subsidiary of Gresham Worldwide. Since April 2025, Mr. Gintz has served as founder and principal of Companywide AI, an independent artificial intelligence advisory and product development business. From February 2021 to January 2025, Mr. Gintz served as Chief Technology Officer and Director of Global Technology Implementation at HDI (formerly Ault Alliance, Inc.). During that period, he also held executive positions with affiliated technology companies, including President and Chief Product Officer of BitNile, Inc., and subsequently President of BitNile.com, Inc.; Chief Technology Officer of RiskOn International, Inc.; and Chief Executive Officer of askROI from August 2024 to January 2025. In these positions, he led the development and commercialization of digital platforms, e-commerce technologies, and artificial intelligence products. Mr. Gintz served as Chief Executive Officer of Pacific Coders, LLC from August 2002 to January 2022. He has more than 30 years of experience developing and commercializing software and technology products across the electric vehicle, artificial intelligence, healthcare, e-commerce, and consumer software industries. He earned a Bachelor of Arts degree from California State University, Northridge, with an emphasis in design. The Board has determined that Mr. Gintz's technology leadership, executive management experience, product development expertise, and knowledge of emerging technologies, qualify him to serve on the Board of Directors.

If elected at the Meeting, each of the director nominees will serve as a member of our Board and hold office until the next annual meeting of the Company’s shareholders or until their successors are duly elected and qualified. Officers serve at the discretion of the Board.

Involvement in Certain Legal Proceedings

To our knowledge, none of our current directors has, during the past ten years:

●	been convicted in a criminal proceeding or been subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

●	had any bankruptcy petition filed by or against the business or property of the person, or of any partnership, corporation or business association of which he or she was a general partner or executive officer, either at the time of the bankruptcy filing or within two years prior to that time;

●	been subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction or federal or state authority, permanently or temporarily enjoining, barring, suspending or otherwise limiting, his or her involvement in any type of business, securities, futures, commodities, investment, banking, savings and loan, or insurance activities, or to be associated with persons engaged in any such activity;

●	been found by a court of competent jurisdiction in a civil action or by the SEC or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated;

●	been the subject of, or a party to, any federal or state judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated (not including any settlement of a civil proceeding among private litigants), relating to an alleged violation of any federal or state securities or commodities law or regulation, any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order, or any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

●	been the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

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Except as set forth in our discussion below under the heading “Certain Relationships and Related Transactions,” none of our directors or executive officers has been involved in any transaction with the Company, or any of the Company’s directors, executive officers, affiliates or associates, which are required to be disclosed pursuant to the rules and regulations of the SEC.

Family Relationships

None.

Board Independence; Board Committees

Our Board has undertaken a review of the independence of each director and each director nominee and has determined that none of the directors meets the independence standards, as such term is defined by standards of the SEC or the listing standards of the Nasdaq Marketplace Rules. The Board has not established any committees that would be required if the Company were listed on a national securities exchange. Further, since there is no audit committee, the entire Board acts as the audit committee.

Meetings of the Board

During the fiscal year ended December 31, 2025, the Board held four meetings and acted by unanimous written consent four times. We encourage, but do not require, our Board members to attend the annual meeting of shareholders.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors, executive officers and persons who beneficially own more than 10% of our Common Stock to file initial reports of ownership and changes in ownership of our Common Stock and other equity securities with the SEC. These individuals are required by the regulations of the SEC to furnish us with copies of all Section 16(a) forms they file. Based solely on a review of the copies of the forms furnished to us, and written representations from reporting persons, we believe that all filing requirements applicable to our officers, directors and 10% beneficial owners were complied with during our fiscal year ended December 31, 2025.

Code of Ethics

The Board has adopted a Code of Ethics for Executive Officers, Directors and Associates (the “Code”) which qualifies as a “code of ethics” as defined by Item 406 of Regulation S-K of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Code applies to our directors, principal executive officer, principal financial officer, principal accounting officer, controller or person performing similar functions as well as all our employees. The Code is designed to deter wrongdoing and to promote honest and ethical conduct and compliance with applicable laws and regulations. The full text of our Code is published on our website at www.turnongreen.com/investor-relations/#documents. We will disclose any substantive amendments to the Code or any waivers, explicit or implicit, from a provision of the Code on our website or in a current report on Form 8-K. Upon request to our Chief Executive Officer, Amos Kohn, we will provide without charge, a copy of our Code.

Among other matters, the Code is designed to deter wrongdoing and to promote:

•	honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

•	full, fair, accurate, timely and understandable disclosure in our SEC reports and other public communications;

•	compliance with applicable governmental laws, rules and regulations;

•	prompt internal reporting of violations of the Code to appropriate persons identified in the Code; and

•	accountability for adherence to the Code.

Waivers to the Code may be granted only by the Board. In the event that the Board grants any waivers of the elements listed above to any of our officers, we expect to promptly disclose the waiver as required by applicable law or the private regulatory body.

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Directors Compensation

The Company does not pay separate compensation to our directors for their service as a director. Each of the Company’s directors is also an employee, and compensation paid to such directors is fully reflected in the Summary Compensation Table, below.

	Fees earned or		Stock		Option		All other
Name	paid in cash ($)		awards ($)		awards ($)		compensation ($)		Total ($)
Amos Kohn	—	—	—	—	—	—	—	—	—
Marcus Charuvastra	—	—	—	—	—	—	—	—	—
Douglas Gintz	—	—	—	—	—	—	—	—	—

Required Vote and Board Recommendation

Directors of the Company are elected by a plurality of the votes cast by the stockholders present in person or represented by proxy at the Meeting and entitled to vote thereon. The three director nominees receiving the largest number of “FOR” votes among votes properly cast (which may or may not constitute a majority) at the Meeting will be elected to serve as the directors of the Company. Abstentions will have no effect on the outcome of the vote. The Director Proposal is considered a “non-routine” matter, and brokers are not entitled to vote uninstructed shares with respect to this proposal.

You may vote “FOR” or “WITHHOLD” with respect to each of the nominees for election as director. If you return a signed and dated proxy card and give no specific instruction but authorize us generally to vote your shares, your shares will be voted “FOR” the election of each of the three (3) nominees named in this Proxy Statement to the Board to hold office until the next annual meeting of the Company’s shareholders.

The Board unanimously recommends that shareholders vote “FOR” each of the director nominees set forth above.

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PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

FOR FISCAL YEAR ENDING DECEMBER 31, 2026

The Board has not established an audit committee; consequently, the full Board acts as the Company’s audit committee, and has appointed the firm of CBIZ CPAs P.C. as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2026, subject to ratification of the appointment by the Company’s shareholders. A representative of CBIZ CPAs P.C. is not expected to be in attendance at the Meeting.

Selection of the Company’s independent registered public accounting firm is not required to be submitted to a vote of the shareholders of the Company for ratification. However, the Company is submitting this matter to the shareholders as a matter of good corporate governance. Even if the selection is ratified, the Board may, in its discretion, appoint a different independent registered public accounting firm at any time if it determines that such a change would be in the best interests of the Company and its shareholders. If the selection is not ratified, the Board will consider its options.

Review of the Company’s Audited Financial Statements for the Fiscal Year Ended December 31, 2025

The Board met and held discussions with the independent auditors. The Board reviewed and discussed the consolidated financial statements with the independent auditors. The Board also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 114 (Codification of Statements on Auditing Standards, AU 380), as amended.

In addition, the Board discussed with the independent auditors the auditors’ independence from the Company and its management, and the independent auditors provided to the Board the written disclosures and letter required by the Independence Standards Board Standard No. 1 (Independence Discussions With Audit Committees).

The Board discussed with the Company’s independent auditors the overall scope and plans for their respective audits. The Board met with the independent auditors to discuss the results of their examinations and the overall quality of the Company’s internal controls and financial reporting.

Based on the reviews and discussions referred to above, the Board approved the audited financial statements to be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025 for filing with the SEC.

Fees Paid to Auditor

Audit Fees

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the independent auditors with respect to the years ended December 31, 2025 and December 31, 2024, for its audit of annual financial statements and review of financial statements included in the Company’s quarterly reports or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were:

2025	$221,400
2024	$195,700

Audit-Related Fees

We did not incur audit-related fees to our independent registered public accounting firm during the fiscal years ended December 31, 2025 or 2024.

Tax and Other Fees

We did not incur fees for tax compliance, tax advice or tax planning to our independent registered public accounting firm during the fiscal years ended December 31, 2025 or 2024.

Pre-Approval Policies and Procedures

Consistent with SEC policies and guidelines regarding audit independence, the Board is responsible for the pre-approval of all audit and permissible non-audit services provided by our principal accountants on a case-by-case basis. The Board has established a policy regarding approval of all audit and permissible non-audit services provided by our principal accountants. The Board pre-approves these services by category and service. The Board has pre-approved all of the services provided by our principal accountants.

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Report of the Board

The Board has furnished the following report on its activities during the fiscal year ended December 31, 2025. The report is not deemed to be “soliciting material” or “filed” with the SEC or subject to the SEC’s proxy rules or to the liabilities of Section 18 of the Exchange Act, and the report shall not be deemed to be incorporated by reference into any prior or subsequent filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except to the extent that TurnOnGreen, Inc. specifically incorporates it by reference into any such filing.

The full Board, acting as the Company’s audit committee, oversees the financial reporting process on behalf of the Company. Management has the primary responsibility for the financial reporting process, principles and internal controls as well as preparation of our financial statements. For the fiscal year ended December 31, 2025, the members of the Board were Messrs. Kohn, Charuvastra and Gintz, none of whom was an independent director as defined by the applicable Nasdaq and SEC rules.

In fulfilling its responsibilities, the Board appointed CBIZ CPAs P.C. as the Company’s independent auditors for the fiscal year ending December 31, 2026. The Board reviewed and discussed with the independent auditors the overall scope and specific plans for their audit. The Board also reviewed and discussed with the independent auditors the Company’s audited financial statements and the adequacy of its internal controls. The Board met with the independent auditors to discuss the results of its audits, its evaluations of the Company’s internal controls and the overall quality of the Company’s financial reporting.

The Board monitored the independence and performance of the independent auditors. The Board discussed with the independent auditors the matters required to be discussed by Public Company Accounting Oversight Board (“PCAOB”) Auditing Standard No. 16—Communications with Audit Committees. The Company’s independent auditors have provided the Board with the written disclosures and the letter required by applicable requirements of the PCAOB regarding the independent auditors’ communications with the Board concerning independence, and the Board has discussed with the independent auditor the independent auditor’s independence. Based upon the review and discussions referred to above, the Board determined that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2025.

Required Vote and Board Recommendation

The ratification of the appointment of CBIZ CPAs P.C. as the Company’s independent auditors for the fiscal year ending December 31, 2026 requires the affirmative vote of a majority of the votes cast by the stockholders present in person or represented by proxy at the Meeting and entitled to vote thereon. Abstentions will have no effect on the outcome of the vote. Because the Auditor Proposal is a “routine” matter, if a proxy is submitted on behalf of uninstructed shares with respect to this proposal and instructed shares with respect to the other proposals before the Meeting, brokers and other nominees are generally permitted to exercise discretionary authority to vote uninstructed shares on the Auditor Proposal. If a broker or other nominee exercises such authority, those shares will be voted on the Auditor Proposal, and no broker non-vote will occur with respect to the Auditor Proposal. You may vote “FOR”, “AGAINST”, or “ABSTAIN” on this proposal. If you return a signed and dated proxy card and give no specific instruction but authorize us generally to vote your shares, your shares will be voted “FOR” the Auditor Proposal.

Selection of the Company’s independent registered public accounting firm is not required to be submitted to a vote of the Company’s shareholders for ratification. However, the Company is submitting this matter to the shareholders as a matter of good corporate governance. Even if the selection is ratified, the Board may, in its discretion, appoint a different independent registered public accounting firm at any time if it determines that such a change would be in the best interests of the Company and its shareholders. If the selection is not ratified, the Board will consider its options.

The Board unanimously recommends that shareholders vote “FOR” the ratification of the appointment of CBIZ CPAs P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.

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PROPOSAL NO. 3

APPROVAL OF AMENDMENT TO THE COMPANY’S ARTICLES OF INCORPORATION

TO EFFECT A REVERSE STOCK SPLIT OF COMMON STOCK

At the Meeting, our shareholders will consider and take action on the Reverse Stock Split Proposal, which seeks approval for an amendment to the Articles to effect a reverse stock split of the shares of Common Stock (the “Reverse Stock Split”), by a ratio of not less than one-for-fifty and not more than one-for-five hundred at any time prior to December 31, 2028, with the exact ratio to be set at a whole number within this range as determined by the Board in its sole discretion. Our Board has adopted resolutions (1) declaring advisable the submission of an amendment to the Company’s Articles to effect the Reverse Stock Split as described further below and (2) directing that the Reverse Stock Split Proposal be submitted to our shareholders for their approval at the Meeting.

At the 2024 annual meeting of the Company’s shareholders, the Board sought and received shareholder approval for a reverse stock split on similar terms and in the same proportion as outlined for the Reverse Stock Split Proposal herein. However, the authority granted by the shareholders expired on July 18, 2025, without implementation of such reverse stock split. Accordingly, the Company seeks shareholder approval for the Reverse Stock Split Proposal at the Meeting. The Company has not conducted a reverse stock split at any time following the 2024 annual meeting of the Company’s shareholders.

If approved by our shareholders, the Reverse Stock Split Proposal would permit (but not require) our Board to effect the Reverse Stock Split at any time prior to December 31, 2028, by a ratio of not less than one-for-fifty and not more than one-for-five hundred, with the exact ratio to be set at a whole number within this range as determined by our Board in its sole discretion.  We believe that granting discretionary authority to our Board to set the ratio within the stated range will provide us with the flexibility to implement the Reverse Stock Split in a manner designed to maximize the anticipated benefits for our shareholders.  In determining a ratio, if any, following the receipt of shareholder approval, our Board may consider, among other things, factors such as:

•	The initial listing requirements of the national securities exchanges;

•	the historical trading price and trading volume of our Common Stock;

•	the number of shares of our Common Stock outstanding;

•	the then-prevailing trading price and trading volume of our Common Stock and the anticipated impact of the Reverse Stock Split on the trading market for our Common Stock;

•	the anticipated impact of a particular ratio on our ability to reduce administrative and transactional costs; and

•	prevailing general market and economic conditions.

Our Board reserves the right to elect to abandon the Reverse Stock Split, including any or all proposed reverse stock split ratios, at any time prior to effecting the Reverse Stock Split if the Board determines, in its sole discretion, that effecting the Reverse Stock Split would no longer be in the best interests of the Company and its shareholders.

Depending on the ratio for the Reverse Stock Split determined by our Board, no less than fifty and no more than five hundred of the outstanding shares of Common Stock, as determined by our Board, will be combined into one new share of Common Stock.  The amendment to our Articles to effect the Reverse Stock Split, if any, will include only the reverse split ratio determined by our Board to be in the best interests of the Company and our shareholders, and all of the other proposed amendments at different ratios will be abandoned.

To avoid the issue of fractional shares of Common Stock, the Company will pay cash in lieu of fractional shares as described below.

Background and Reasons for the Reverse Stock Split; Potential Consequences of the Reverse Stock Split

Our Board is submitting the Reverse Stock Split to our shareholders for approval at the Meeting with the primary intent of increasing the market price of our Common Stock to make our Common Stock more attractive to a broader range of institutional and other investors.  In addition to increasing the market price of our Common Stock, the Reverse Stock Split would also reduce certain of our costs, as discussed below.  Accordingly, for these and other reasons discussed below, we believe that effecting the Reverse Stock Split is in the Company’s and our shareholders’ best interests. The Board does not intend, as part of the Reverse Stock Split, to reduce the total number of authorized shares of Common Stock.

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We believe that the Reverse Stock Split will make our Common Stock more attractive to a broader range of institutional and other investors, as we have been advised that the current market price of our Common Stock may affect its acceptability to certain institutional investors, professional investors and other members of the investing public.  Many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers.  In addition, some of those policies and practices may function to make the processing of trades in low-priced stocks economically unattractive to brokers.  Moreover, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of Common Stock can result in individual shareholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were substantially higher.  We believe that the Reverse Stock Split will make our Common Stock a more attractive and cost-effective investment for many investors, which will enhance the liquidity of the holders of our Common Stock.

Reducing the number of outstanding shares of our Common Stock through the Reverse Stock Split is intended, absent other factors, to increase the per share market price of our Common Stock.  However, other factors, such as our financial results, market conditions and the market perception of our business may adversely affect the market price of our Common Stock.  As a result, there can be no assurance that the Reverse Stock Split, if completed, will result in the intended benefits described above, that the market price of our Common Stock will increase following the Reverse Stock Split or that the market price of our Common Stock will not decrease in the future.  Additionally, we cannot assure you that the market price per share of our Common Stock after a Reverse Stock Split will increase in proportion to the reduction in the number of shares of our Common Stock outstanding before the Reverse Stock Split.  Accordingly, the total market capitalization of our Common Stock after the Reverse Stock Split may be lower than the total market capitalization before the Reverse Stock Split.

The Board does not intend for this transaction to be the first step in a series of plans or proposals to effect a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.

Procedure for Implementing the Reverse Stock Split

If the Reverse Stock Split Proposal is approved by our shareholders at the Meeting, the Company would take actions to cause the Reverse Stock Split to become effective upon the filing (the “Effective Time”) of a certificate of amendment to the Company’s Articles with the Secretary of State of the State of Nevada.  The exact timing of the filing of any such certificate of amendment that will effectuate the Reverse Stock Split will be determined by our Board based on its evaluation as to when such action will be the most advantageous to the Company and our shareholders. In addition, our Board reserves the right, notwithstanding shareholder approval and without further action by the shareholders, to elect not to proceed with the Reverse Stock Split if, at any time prior to filing the amendment to the Company’s Articles, our Board, in its sole discretion, determines that it is no longer in our best interest and the best interests of our shareholders to proceed with the Reverse Stock Split.  If a certificate of amendment effectuating the Reverse Stock Split has not been filed with the Secretary of State of the State of Nevada by the close of business on December 31, 2028, our Board will abandon the Reverse Stock Split.

Effect of the Reverse Stock Split on Holders of Outstanding Common Stock

Depending on the ratio for the Reverse Stock Split determined by our Board, a minimum of fifty and a maximum of five hundred outstanding shares of Common Stock will be combined into one new share of Common Stock. As of the Record Date, the Company had a total of 2,000,000,000 shares of Common Stock authorized and 183,983,122 shares issued and outstanding. The table below shows, as of the Record Date, the number of outstanding shares of Common Stock (excluding Treasury shares) that would result from the listed hypothetical reverse stock split ratios (without giving effect to the treatment of fractional shares):

Reverse Stock Split Ratio	Approximate Number of Outstanding Shares of Common Stock Following the Reverse Stock Split

1-for-50	3,679,662
1-for-100	1,839,831
1-for-200	919,916
1-for-300	613,277
1-for-400	459,958
1-for-500	367,966

The actual number of shares issued after giving effect to the Reverse Stock Split, if implemented, will depend on the reverse stock split ratio that is ultimately determined by our Board.

The Reverse Stock Split will affect all holders of our Common Stock uniformly and will not affect any shareholder’s percentage ownership interest in the Company, except that as described below in “Fractional Shares,” record holders of Common Stock otherwise entitled to a fractional share as a result of the Reverse Stock Split will receive cash in lieu of fractional shares.  In addition, the Reverse Stock Split will not affect any shareholder’s proportionate voting power (subject to the treatment of fractional shares).

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The Reverse Stock Split may result in some shareholders owning “odd lots” of less than 100 shares of Common Stock.  Odd lot shares may be more difficult to sell, and brokerage commissions and other costs of transactions in odd lots are generally somewhat higher than the costs of transactions in “round lots” of even multiples of 100 shares.

After the Effective Time, our Common Stock will have a new Committee on Uniform Securities Identification Procedures (CUSIP) number, which is a number used to identify our equity securities, and stock certificates with the older CUSIP numbers will need to be exchanged for stock certificates with the new CUSIP numbers by following the procedures described below.  After the Reverse Stock Split, we will continue to be subject to the periodic reporting and other requirements of the Exchange Act.  Our Common Stock will continue to be listed on OTCID market under the symbol “TOGI.”

Beneficial Holders of Common Stock (i.e., shareholders who hold in street name)

Upon the implementation of the Reverse Stock Split, we intend to treat shares held by shareholders through a bank, broker, custodian or other nominee in the same manner as registered shareholders whose shares are registered in their names.  Banks, brokers, custodians or other nominees will be instructed to effect the Reverse Stock Split for their beneficial holders holding our Common Stock in street name.  However, these banks, brokers, custodians or other nominees may have different procedures than registered shareholders for processing the Reverse Stock Split.  Shareholders who hold shares of our Common Stock with a bank, broker, custodian or other nominee and who have any questions in this regard are encouraged to contact their banks, brokers, custodians or other nominees.

Registered “Book-Entry” Holders of Common Stock (i.e., shareholders whose names are registered on the transfer agent’s books and records but do not hold stock certificates)

Certain of our registered holders of Common Stock may hold some or all of their shares electronically in book-entry form with the transfer agent.  These shareholders do not have stock certificates evidencing their ownership of the Common Stock.  They are, however, provided with a statement reflecting the number of shares registered in their accounts.

Shareholders who hold shares electronically in book-entry form with the transfer agent will not need to take action (the exchange will be automatic) to receive whole shares of post-Reverse Stock Split Common Stock, subject to adjustment for treatment of fractional shares.

Holders of Certificated Shares of Common Stock

Shareholders holding shares of our Common Stock in certificated form will be sent a transmittal letter by the exchange agent after the Effective Time. The letter of transmittal will contain instructions on how a shareholder should surrender his, her or its certificate(s) representing shares of our Common Stock (the “Old Certificates”) to the transfer agent in exchange for certificates representing the appropriate number of whole shares of post-Reverse Stock Split Common Stock (the “New Certificates”).

No new post-Reverse Split Common Stock will be issued to a shareholder until such shareholder has surrendered all Old Certificates, together with a properly completed and executed letter of transmittal, to the exchange agent. No shareholder will be required to pay a transfer or other fee to exchange his, her or its Old Certificates. Shareholders will then receive a Direct Registration Statement representing the number of whole shares of Common Stock that they are entitled as a result of the Reverse Stock Split, subject to the treatment of fractional shares described below. Until surrendered, we will deem outstanding Old Certificates held by shareholders to be cancelled and only to represent the number of whole shares of post-Reverse Stock Split Common Stock to which these shareholders are entitled, subject to the treatment of fractional shares. Any Old Certificates submitted for exchange, whether because of a sale, transfer or other disposition of stock, will automatically be exchanged for post-Reverse Split Common Stock. If an Old Certificate has a restrictive legend on the back of the Old Certificate(s), a New Certificate will be issued with the same restrictive legends that are on the back of the Old Certificate(s).

SHAREHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY STOCK CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

Fractional Shares

Prevailing market prices

We will not issue fractional shares in connection with the Reverse Stock Split. Shareholders who would otherwise hold fractional shares because the number of shares of Common Stock they hold before the Reverse Stock Split is not evenly divisible by the split ratio ultimately determined by the Board will be entitled to receive a cash payment (without interest and subject to applicable withholding taxes) from the exchange agent in lieu of such fractional shares. The cash payment is subject to applicable U.S. federal and state income tax and state abandoned property laws. Shareholders will not be entitled to receive interest for the period of time between the Effective Time and the date payment is received.

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We currently anticipate that, in lieu of issuing fractional shares, the aggregate of all fractional shares otherwise issuable to the holders of record of Common Stock shall be issued to the exchange agent for the Common Stock, as agent, for the accounts of all holders of record of Common Stock otherwise entitled to have a fraction of a share issued to them. The sale of all fractional interests will be effected by the exchange agent as soon as practicable after the Effective Time on the basis of prevailing market prices of the Common Stock at the time of sale. After such sale and upon the surrender of the shareholders’ stock certificates, if any, the exchange agent will pay to such holders of record their pro rata share of the net proceeds (after customary brokerage commissions and other expenses) derived from the sale of the fractional interests.

After the Reverse Stock Split, a shareholder will have no further interest in the Company with respect to its fractional share interest, and persons otherwise entitled to a fractional share will not have any voting, dividend or other rights with respect thereto except the right to receive a cash payment as described above.

Effect of the Reverse Stock Split on Employee Plans, Options, Restricted Stock Awards, Warrants and Convertible or Exchangeable Securities

Based upon the reverse stock split ratio determined by the Board, proportionate adjustments are generally required to be made to the per share exercise price and the number of shares issuable upon the exercise or conversion of all outstanding options, warrants, convertible or exchangeable securities entitling the holders to purchase, exchange for, or convert into, shares of Common Stock.  This would result in approximately the same aggregate price being required to be paid under such options, warrants, convertible or exchangeable securities upon exercise, and approximately the same value of shares of Common Stock being delivered upon such exercise, exchange or conversion, immediately following the Reverse Stock Split as was the case immediately preceding the Reverse Stock Split.  The number of shares deliverable upon settlement or vesting of outstanding equity awards (if any) will be similarly adjusted, subject to our treatment of fractional shares.  The number of shares reserved for issuance pursuant to these securities will be proportionately based upon the reverse stock split ratio determined by the Board, subject to our treatment of fractional shares.

Accounting Matters

The proposed amendment to the Company’s Articles will not affect the par value of our Common Stock per share, which will remain $0.001.  As a result, as of the Effective Time, the stated capital attributable to Common Stock and the additional paid-in capital account on our balance sheet will not change due to the Reverse Stock Split.  Reported per share net income or loss will be higher because there will be fewer shares of Common Stock outstanding.

Certain Federal Income Tax Consequences of the Reverse Stock Split

The following summary describes certain material U.S. federal income tax consequences of the Reverse Stock Split to holders of our Common Stock.

Unless otherwise specifically indicated herein, this summary addresses the tax consequences only to a beneficial owner of our Common Stock that is a citizen or individual resident of the United States, a corporation organized in or under the laws of the United States or any state thereof or the District of Columbia or otherwise subject to U.S. federal income taxation on a net income basis in respect of our Common Stock (a “U.S. holder”).  A trust may also be a U.S. holder if (1) a U.S. court is able to exercise primary supervision over administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (2) it has a valid election in place to be treated as a U.S. person.  An estate whose income is subject to U.S. federal income taxation regardless of its source may also be a U.S. holder.  This summary does not address all of the tax consequences that may be relevant to any particular investor, including tax considerations that arise from rules of general application to all taxpayers or to certain classes of taxpayers or that are generally assumed to be known by investors.  This summary also does not address the tax consequences to (i) persons that may be subject to special treatment under U.S. federal income tax law, such as banks, insurance companies, thrift institutions, regulated investment companies, real estate investment trusts, tax-exempt organizations, U.S.  expatriates, persons subject to the alternative minimum tax, traders in securities that elect to mark to market and dealers in securities or currencies, (ii) persons that hold our Common Stock as part of a position in a “straddle” or as part of a “hedging,” “conversion” or other integrated investment transaction for federal income tax purposes, or (iii) persons that do not hold our Common Stock as “capital assets” (generally, property held for investment).

If a partnership (or other entity classified as a partnership for U.S. federal income tax purposes) is the beneficial owner of our Common Stock, the U.S. federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership.  Partnerships that hold our Common Stock, and partners in such partnerships, should consult their own tax advisors regarding the U.S. federal income tax consequences of the Reverse Stock Split.

This summary is based on the provisions of the Internal Revenue Code of 1986, as amended, U.S. Treasury regulations, administrative rulings and judicial authority, all as in effect as of the date of this Proxy Statement.  Subsequent developments in U.S. federal income tax law, including changes in law or differing interpretations, which may be applied retroactively, could have a material effect on the U.S. federal income tax consequences of the Reverse Stock Split.

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PLEASE CONSULT YOUR OWN TAX ADVISOR REGARDING THE U.S. FEDERAL, STATE, LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT IN YOUR PARTICULAR CIRCUMSTANCES UNDER THE INTERNAL REVENUE CODE AND THE LAWS OF ANY OTHER TAXING JURISDICTION.

U.S. Holders

The Reverse Stock Split should be treated as a recapitalization for U.S. federal income tax purposes.  Therefore, a shareholder generally will not recognize gain or loss on the reverse stock split, except to the extent of cash, if any, received in lieu of a fractional share interest in the post-reverse stock split shares. The aggregate tax basis of the post-split shares received will be equal to the aggregate tax basis of the pre-split shares exchanged therefore (excluding any portion of the holder’s basis allocated to fractional shares), and the holding period of the post-split shares received will include the holding period of the pre-split shares exchanged. A holder of the pre-split shares who receives cash will generally recognize gain or loss equal to the difference between the portion of the tax basis of the pre-split shares allocated to the fractional share interest and the cash received. Such gain or loss will be a capital gain or loss and will be short term if the pre-split shares were held for one year or less and long term if held more than one year. No gain or loss will be recognized by us as a result of the reverse stock split.

No Appraisal Rights

Under Nevada law and our charter documents, holders of our Common Stock will not be entitled to dissenter’s rights or appraisal rights with respect to the Reverse Stock Split.

Required Vote and Board Recommendation

The approval of the Reverse Stock Split Proposal requires the affirmative vote of the holders of a majority of the voting power of the issued and outstanding shares of Capital Stock as of the Record Date and entitled to vote. Abstentions will have the effect of a vote “AGAINST” the Reverse Stock Split Proposal. The Reverse Stock Split Proposal is considered a “non-routine” matter, so brokers are not entitled to vote uninstructed shares with respect to this proposal. You may vote “FOR”, “AGAINST”, or “ABSTAIN” on this proposal. If you return a signed and dated proxy card and give no specific instruction but authorize us generally to vote your shares, your shares will be voted “FOR” the Reverse Stock Split Proposal.

The Board unanimously recommends that shareholders vote “FOR” THE APPROVAL OF AN AMENDMENT TO the COMPANY’S Articles to authorize AND EFFECT the Reverse Stock Split AS DESCRIBED HEREIN.

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PROPOSAL NO. 4

APPROVAL OF THE TURNONGREEN, INC. 2026 STOCK INCENTIVE PLAN

Overview

On January 22, 2026, the Board adopted the TurnOnGreen, Inc. 2026 Stock Incentive Plan (the “2026 Plan”), subject to and effective upon stockholder approval at the Meeting. We are asking our shareholders to approve the 2026 Plan in order to permit the Company to use the 2026 Plan to achieve the Company's performance, recruiting, retention and incentive goals.

The 2026 Plan includes a variety of forms of awards, including stock options, stock appreciation rights, restricted stock, restricted stock units and dividend equivalents to allow the Company to adapt its incentive program to meet the needs of the Company in the changing business environment in which the Company operates.

We strongly believe that the approval of the 2026 Plan is essential to our continued success. We believe that equity is an important and significant component of our employees’ compensation. The Board further believes that equity incentives motivate high levels of performance, align the interests of our employees and shareholders by giving directors, employees and consultants the perspective of an owner with an equity stake in the Company, and provide an effective means of recognizing their contributions to the success of the Company. The Board and management believe that the ability to grant equity incentives will be important to the future success of the Company and is in the best interests of the Company's shareholders.

One of the requirements of “performance-based compensation” under Section 162(m) of the IRC is that the material terms of performance-based awards be approved by shareholders. The material terms include: (i) the employees eligible to receive compensation, (ii) a description of the business criteria upon which a performance goal may be based, and (iii) the maximum amount of compensation that can be paid to an employee under awards intended to satisfy the performance-based compensation exception under Section 162(m). Stockholder approval of the 2026 Plan is intended to constitute approval of each of these aspects of the 2026 Plan for purposes of the approval requirements of Section 162(m). However, nothing in this proposal precludes the Company or the Compensation Committee, which administers the 2026 Plan, from granting awards that do not qualify for tax deductibility under Section 162(m), nor is there any guarantee that awards intended to qualify for tax deductibility under Section 162(m) will ultimately be viewed as so qualifying by the Internal Revenue Service. If shareholders fail to reapprove the material terms of performance-based awards under the 2026 Plan, we may continue to pay performance-based compensation thereunder in the future, even though any such compensation paid may not meet the conditions for tax deductibility under Section 162(m).

The Company currently maintains the TurnOnGreen, Inc. 2023 Stock Incentive Plan (the “2023 Plan”), which was considered and approved by the Company’s shareholders at the special meeting of shareholders held on June 27, 2023. The 2023 Plan reserved 100,000,000 shares of Common Stock for issuance. As of December 31, 2025, no award had been granted, and no share had been issued, pursuant to the 2023 Plan. The Company does not intend to grant any award or issue any share pursuant to the 2023 Plan prior to the Meeting. If our shareholders approve the 2026 Plan, then the 2026 Plan will supersede and replace the 2023 Plan, the 2023 Plan will automatically be terminated, and no awards will be subsequently granted under the 2023 Plan.

As of the Record Date, the 2023 Plan had 100 million shares of Common Stock available for issuance under new awards and no shares of Common Stock subject to outstanding awards. As of the Record Date, the market price per share of Common Stock was $0.02.

A total of 200 million shares of Common Stock are proposed to be reserved for issuance under the 2026 Plan, consisting of (i) all 100 million shares of Common Stock authorized for issuance under the 2023 Plan that remain available and unissued as of the Record Date and which will be transferred to the 2026 Plan and (ii) 100 million additional shares of Common Stock which will be reserved for issuance under the 2026 Plan, subject to stockholder approval. The potential dilution to the 183,983,122 shares outstanding as of July 30, 2026, resulting from issuing all of the proposed 100 million additional shares to be authorized for issuance under the 2026 Plan, assuming the 2026 Plan is approved by the shareholders, would on the Record Date be 35.2% (giving effect to such issuance).

We are seeking stockholder approval of the 2026 Plan in order to satisfy certain legal requirements, including making awards under it eligible for beneficial tax treatment. In addition, the Board regards stockholder approval of the 2026 Plan as desirable and consistent with good corporate governance practices.

Assuming shareholders approve the 2026 Plan, the 2026 Plan will be effective as of the date of the Meeting.

Summary of the 2026 Plan

The following is a summary of the material terms of the 2026 Plan and is qualified in its entirety by reference to the full text of the 2026 Plan, attached as Annex A to this Proxy Statement.

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General. The 2026 Plan would authorize the grant to eligible individuals of (1) stock options (incentive and nonstatutory), (2) restricted stock, (3) stock appreciation rights, or SARs, (4) restricted stock units, and (5) other stock-based compensation.

Stock Subject to the 2026 Plan. The maximum number of shares of our Common Stock that may be issued under the 2026 Plan is 200 million shares, which amount includes the 100 million unissued shares reserved for issuance under the 2023 Plan and will be increased to the extent that awards granted under the 2026 Plan are forfeited, expire or are settled for cash (except as otherwise provided in the 2026 Plan).

Substitute awards (awards made or shares issued by the Company in assumption of, or in substitution or exchange for, awards previously granted, or the right or obligation to make future awards, in each case by a company acquired by the Company or any Company subsidiary or with which the Company or any subsidiary combines) will not reduce the shares authorized for grant under the 2026 Plan, nor will shares subject to a substitute award be added to the shares available for issuance or transfer under the 2026 Plan.

No Liberal Share Recycling. Notwithstanding anything to the contrary, any and all stock that is (i) withheld or tendered in payment of an option exercise price; (ii) withheld by the Company or tendered by the grantee to satisfy any tax withholding obligation with respect to any award; (iii) covered by a SAR that it is settled in stock, without regard to the number of shares of stock that are actually issued to the grantee upon exercise; or (vi) reacquired by the Company on the open market or otherwise using cash proceeds from the exercise of options, shall not be added to the maximum number of shares of stock that may be issued under the 2026 Plan.

Eligibility. Employees of, and consultants to, our Company or its affiliates and members of our Board are eligible to receive equity awards under the 2026 Plan. Only our employees, and employees of our parent and subsidiary corporations, if any, are eligible to receive Incentive Stock Options. Employees, directors (including non-employee directors) and consultants of or for our Company and its affiliates are eligible to receive Nonstatutory Stock Options, Restricted Stock, Purchase Rights and any other form of award the 2026 Plan authorizes.

Purpose. The purpose of the 2026 Plan is to promote the interests of the Company and its shareholders by providing executive officers, employees, non-employee directors, and key advisors of the Company and its defined subsidiaries with appropriate incentives and rewards to encourage them to enter into and remain in their positions with the Company and to acquire a proprietary interest in the long-term success of the Company, as well as to reward the performance of these individuals in fulfilling their personal responsibilities for long-range and annual achievements.

Administration. Unless otherwise determined by the Board, the Compensation Committee, once one is established, will administer the 2026 Plan. Until such time, the 2026 Plan will be administered by the Board; this discussion presumes that a Compensation Committee shall have been formed, which is presently not the case.

The Compensation Committee is composed solely of “non-employee directors” within the meaning of Rule 16b-3 under the Exchange Act, “outside directors” within the meaning of Section 162(m) of the Internal Revenue Code, and “independent directors” within the meaning of Nasdaq listing standards. The Compensation Committee has the power, in its discretion, to grant awards under the 2026 Plan, to select the individuals to whom awards are granted, to determine the terms of the grants, to interpret the provisions of the 2026 Plan and to otherwise administer the 2026 Plan. Except as prohibited by applicable law or any rule promulgated by a national securities exchange to which the Company may in the future be subject, the Compensation Committee may delegate all or any of its responsibilities and powers under the 2026 Plan to one or more of its members, including, without limitation, the power to designate participants and determine the amount, timing and term of awards under the 2026 Plan. In no event, however, shall the Compensation Committee have the power to accelerate the payment or vesting of any award, other than in the event of death, disability, retirement or a change of control of the Company.

The 2026 Plan provides that members of the Compensation Committee shall be indemnified and held harmless by the Company from any loss or expense resulting from claims and litigation arising from actions related to the 2026 Plan.

Term. If the 2026 Plan is approved by shareholders at the Meeting, the 2026 Plan will be effective on September 18, 2026, and awards may be granted through September 17, 2036. No awards may be granted under the 2026 Plan subsequent to that date. The Board may suspend or terminate the 2026 Plan without stockholder approval or ratification at any time or from time to time.

Amendments. Subject to the terms of the 2026 Plan, the Compensation Committee as administrator has the sole discretion to interpret the provisions of the 2026 Plan and outstanding awards. Our Board generally may amend or terminate the 2026 Plan at any time and for any reason, except that no amendment, suspension, or termination may impair the rights of any participant without his or her consent, and except that approval of our shareholders is required for any amendment that:

•	Increases the number of shares of Common Stock subject to the 2026 Plan;
•	Decreases the price at which grants may be granted;
•	Reprices existing options;
•	Materially increases the benefits to participants; or
•	Changes the class of persons eligible to receive grants under the 2026 Plan.

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Repricing Prohibition. Other than in connection with certain corporate events, the Compensation Committee shall not, without the approval of the Company’s shareholders, (a) lower the option price per share of an option or SAR after it is granted, (b) cancel an Option or SAR when the exercise price per share exceeds the fair market value of one share in exchange for cash or another award (other than in connection with a change of control), or (c) take any other action with respect to an Option or SAR that would be treated as a repricing under the rules and regulations of the principal U.S. national securities exchange on which the Company’s shares are then listed.

Minimum Vesting Requirement. Grantees of full-value awards (i.e., awards other than options and SARs), will be required to continue to provide services to the Company or an affiliated company for not less than one-year following the date of grant in order for any such full-value Awards to fully or partially vest (other than in case of death, disability or a Change of Control). Notwithstanding the foregoing, up to five percent (5%) of the available shares of stock authorized for issuance under the 2026 Plan may provide for vesting of full-value awards, partially or in full, in less than one-year.

Adjustments upon Changes in Capitalization. In the event of any merger, reorganization, consolidation, recapitalization, dividend or distribution (whether in cash, shares or other property, other than a regular cash dividend), stock split, reverse stock split, spin-off or similar transaction or other change in our corporate structure affecting our Common Stock or the value thereof, appropriate adjustments to the 2026 Plan and awards will be made as the Board determines to be equitable or appropriate, including adjustments in the number and class of shares of stock available for issuance under the 2026 Plan, the number, class and exercise or grant price of shares subject to awards outstanding under the 2026 Plan, and the limits on the number of awards that any person may receive.

Change of Control. Agreements evidencing awards under the 2026 Plan may provide that upon a Change of Control (as defined in the 2026 Plan), unless otherwise provided in the agreement evidencing an award), outstanding Awards may be cancelled and terminated without payment if the consideration payable with respect to one share of Stock in connection with the Change of Control is less than the exercise price or grant price applicable to such Award, as applicable.

Notwithstanding any other provisions of the 2026 Plan to the contrary, the vesting, payment, purchase or distribution of an Award may not be accelerated by reason of a Change of Control for any participant unless the Grantee’s employment is involuntarily terminated as a result of the Change of Control as provided in the Award agreement or in any other written agreement, including an employment agreement, between us and the participant. If the Change of Control results in the involuntary termination of participant’s employment, outstanding awards will immediately vest, become fully exercisable and may thereafter be exercised.

Generally, under the 2026 Plan, a Change of Control occurs upon (i) the consummation of a reorganization, merger or consolidation of our Company with or into another entity, pursuant to which our shareholders immediately prior to the transaction do not own more than 50% of the total combined voting power after the transaction, (ii) the consummation of the sale, transfer or other disposition of all or substantially all of our assets, (iii) certain changes in the majority of our Board from those in office on the effective date of the 2026 Plan, (iv) the acquisition of more than 50% of the total combined voting power in our outstanding securities by any person, or (v) the Company is dissolved or liquidated.

Types of Awards

Stock Options. Incentive Stock Options and Nonstatutory Stock Options are granted pursuant to award agreements adopted by our Compensation Committee. Our Compensation Committee determines the exercise price for a stock option, within the terms and conditions of the 2026 Plan; provided, that the exercise price of an Incentive Stock Option cannot be less than 100% of the fair market value of our Common Stock on the date of grant. Options granted under the 2026 Plan vest at the rate specified by our Compensation Committee.

The Compensation Committee determines the term of stock options granted under the 2026 Plan, up to a maximum of 10 years, except in the case of certain Incentive Stock Options, as described below. The Compensation Committee will also determine the length of period during which an optionee may exercise their options if an optionee’s relationship with us, or any of our affiliates, ceases for any reason; for Incentive Stock Options, this period is limited by applicable law. The Compensation Committee may extend the exercise period in the event that exercise of the option following termination of service is prohibited by applicable securities laws. In no event, however, may an option be exercised beyond the expiration of its term unless the term is extended in accordance with applicable law.

Acceptable consideration for the purchase of Common Stock issued upon the exercise of a stock option will be determined by the Compensation Committee and may include (a) cash or its equivalent, (b) delivering a properly executed notice of exercise of the option to us and a broker, with irrevocable instructions to the broker promptly to deliver to us the amount necessary to pay the exercise price of the option, (c) any other form of legal consideration that may be acceptable to the Compensation Committee or (d) any combination of (a), (b) or (c).

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Unless the Compensation Committee provides otherwise, options are generally transferable in accordance with applicable law, provided that any transferee of such options agrees to become bound by the terms of the 2026 Plan. An optionee may also designate a beneficiary who may exercise the option following the optionee’s death.

Incentive or Nonstatutory Stock Options. Incentive Stock Options may be granted only to our employees, and the employees of our subsidiary corporations. The Compensation Committee may grant awards of Incentive or Nonstatutory Stock Options that are fully vested on the date made, to any of our employees, directors or consultants. Option Awards are granted pursuant to award agreements adopted by our Compensation Committee. To the extent required by applicable law, the aggregate fair market value, determined at the time of grant, of shares of our Common Stock with respect to Incentive Stock Options that are exercisable for the first time by an optionee during any calendar year may not exceed $200,000. To the extent required by applicable law, no Incentive Stock Option may be granted to any person who, at the time of the grant, owns or is deemed to own stock possessing more than 10% of our total combined voting power or that of any of our affiliates unless (a) the option exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant and (b) the term of the incentive stock option does not exceed five years from the date of grant.

Stock Appreciation Rights. An SAR is the right to receive stock, cash, or other property equal in value to the difference between the grant price of the SAR and the market price of the Company’s Common Stock on the exercise date. SARs may be granted independently or in tandem with an Option at the time of grant of the related Option. An SAR granted in tandem with an Option shall be exercisable only to the extent the underlying Option is exercisable. An SAR confers on the grantee a right to receive an amount with respect to each share of Common Stock subject thereto, upon exercise thereof, equal to the excess of (A) the fair market value of one share of Common Stock on the date of exercise over (B) the grant price of the SAR (which in the case of an SAR granted in tandem with an Option shall be equal to the exercise price of the underlying Option, and which in the case of any other SAR shall be such price as the Compensation Committee may determine but shall in no event be less than the fair market value of a share of Common Stock on the date of grant of such SAR).

Restricted Stock and Restricted Stock Units. Restricted Stock is Common Stock that the Company grants subject to transfer restrictions and vesting criteria. A Restricted Stock Unit is a right to receive stock or cash equal to the value of a share of stock at the end of a specified period that the Company grants subject to transfer restrictions and vesting criteria. The grant of these awards under the 2026 Plan are subject to such terms, conditions and restrictions as the Compensation Committee determines consistent with the terms of the 2026 Plan.

At the time of grant, the Compensation Committee may place restrictions on Restricted Stock and restricted stock units that shall lapse, in whole or in part, only upon the attainment of Performance Goals; provided that such Performance Goals shall relate to periods of performance of at least one fiscal year, and if the award is granted to a 162(m) Officer, the grant of the award and the establishment of the Performance Goals shall be made during the period required under Internal Revenue Code Section 162(m). Except to the extent restricted under the award agreement relating to the Restricted Stock, a grantee granted Restricted Stock shall have all of the rights of a stockholder including the right to vote Restricted Stock and the right to receive dividends.

Unless otherwise provided in an award agreement, upon the vesting of a Restricted Stock Unit, there shall be delivered to the grantee, within 30 days of the date on which such award (or any portion thereof) vests, the number of shares of Common Stock equal to the number of restricted stock units becoming so vested.

Other Stock-Based Awards. The 2026 Plan also allows the Compensation Committee to grant “Other Stock-Based Awards,” which means a right or other interest that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Common Stock. Subject to the limitations contained in the 2026 Plan, this includes, without limitation, (i) unrestricted stock awarded as a bonus or upon the attainment of Performance Goals or otherwise as permitted under the 2026 Plan and (ii) a right to acquire stock from the Company containing terms and conditions prescribed by the Compensation Committee. At the time of the grant of Other Stock-Based Awards, the Compensation Committee may place restrictions on the payout or vesting of Other Stock-Based Awards that shall lapse, in whole or in part, only upon the attainment of Performance Goals; provided that such Performance Goals shall relate to periods of performance of at least one fiscal year, and if the award is granted to a 162(m) Officer, the grant of the Award and the establishment of the Performance Goals shall be made during the period required under Internal Revenue Code Section 162(m). Other Stock-Based Awards may not be granted with the right to receive dividend equivalent payments.

Performance Awards. Performance awards provide participants with the opportunity to receive shares of our Common Stock, cash or other property based on performance and other vesting conditions. Performance awards may be granted from time to time as determined at the discretion of the Board, or the Compensation Committee (as applicable). Subject to the share limit and maximum dollar value set forth above under “Limits per Participant,” the Board, or the Compensation Committee (as applicable), has the discretion to determine (i) the number of shares of Common Stock under, or the dollar value of, a performance award and (ii) the conditions that must be satisfied for grant or for vesting, which typically will be based principally or solely on achievement of performance goals.

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Performance Criteria. With respect to awards intended to qualify as performance-based compensation under Code Section 162(m), a committee of “outside directors” (as defined in Code Section 162(m)) with authority delegated by our Board will determine the terms and conditions of such awards, including the performance criteria. The performance goals for restricted stock awards, restricted stock units, performance awards or other share-based awards shall be based on the attainment of specified levels of one or any combination of the following:

•	the attainment of certain target levels of, or a specified percentage increase in, revenues, earnings, income before taxes and extraordinary items, net income, operating income, earnings before or after deduction for all or any portion of income tax, earnings before interest, taxes, depreciation and amortization or a combination of any or all of the foregoing;
•	the attainment of certain target levels of, or a percentage increase in, after-tax or pre-tax profits including, without limitation, that attributable to continuing and/or other operations;
•	the attainment of certain target levels of, or a specified increase in, operational cash flow;
•	the achievement of a certain level of, reduction of, or other specified objectives with regard to limiting the level of increase in, all or a portion of, the Company’s bank debt or other long-term or short-term public or private debt or other similar financial obligations of the Company, which may be calculated net of such cash balances and/or other offsets and adjustments as may be established by the Compensation Committee;
•	earnings per share or the attainment of a specified percentage increase in earnings per share or earnings per share from continuing operations;
•	the attainment of certain target levels of, or a specified increase in return on capital employed or return on invested capital;
•	the attainment of certain target levels of, or a percentage increase in, after-tax or pre-tax return on shareholders’ equity;
•	the attainment of certain target levels of, or a specified increase in, economic value added targets based on a cash flow return on investment formula;
•	the attainment of certain target levels in, or specified increases in, the fair market value of the shares of Common Stock;
•	the growth in the value of an investment in the Company’s Common Stock;
•	the attainment of a certain level of, reduction of, or other specified objectives with regard to limiting the level in or increase in, all or a portion of controllable expenses or costs or other expenses or costs;
•	gross or net sales, revenue and growth of sales revenue (either before or after cost of goods, selling and general administrative expenses, research and development expenses and any other expenses or interest);
•	total stockholder return;
•	return on assets or net assets;
•	return on sales;
•	operating profit or net operating profit;
•	operating margin;
•	gross or net profit margin;
•	cost reductions or savings;
•	productivity;
•	operating efficiency;
•	working capital;
•	customer satisfaction; and
•	to the extent that an Award is not intended to comply with Section 162(m) of the Code, other measures of performance selected by the Board.

The performance goals may be based solely by reference to our performance or the performance of one or more of our subsidiaries, parents, divisions, business segments or business units, or based upon the relative performance of other companies or upon comparisons of any of the indicators of performance relative to other companies. The authorized committee of outside directors may also exclude under the terms of the performance awards, the impact of an event or occurrence that the committee determines should appropriately be excluded, including (i) restructurings, discontinued operations, extraordinary items, and other unusual or non-recurring charges, or (ii) changes in generally accepted accounting principles or practices.

In connection with the approval of the 2026 Plan, the shareholders also are being asked to approve the above criteria for purposes of Section 162(m) of the Code.

New Plan Benefits under the 2026 Plan

Because future awards under the 2026 Plan will be granted in the discretion of the Compensation Committee, the type, number, recipients, and other terms of such awards cannot be determined at this time.

U.S. Federal Income Tax Considerations

The following is a brief description of the material United States federal income tax consequences associated with awards under the 2026 Plan. It is based on existing United States laws and regulations, and there can be no assurance that those laws and regulations will not change in the future. Tax consequences in other countries may vary. This information is not intended as tax advice to anyone, including participants in the 2026 Plan.

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Stock Options. Neither incentive stock option grants nor non-qualified stock option grants cause any tax consequences to the participant or the Company at the time of grant. Upon the exercise of a non-qualified stock option, the excess of the market value of the shares acquired over their exercise price is ordinary income to the participant and is deductible by the Company. The participant’s tax basis for the shares is the market value thereof at the time of exercise. Any gain or loss realized upon a subsequent disposition of the stock will generally constitute capital gain, in connection with which the Company will not be entitled to a tax deduction.

Upon the exercise of an incentive stock option, the participant will not realize taxable income, but the excess of the fair market value of the stock over the exercise price may give rise to alternative minimum tax. When the stock acquired upon exercise of an incentive stock option is subsequently sold, the participant will recognize income equal to the difference between the sales price and the exercise price of the option. If the sale occurs after the expiration of two years from the grant date and one year from the exercise date, the income will constitute long-term capital gain. If the sale occurs prior to that time, the participant will recognize ordinary income to the extent of the lesser of the gain realized upon the sale or the difference between the fair market value of the acquired stock at the time of exercise and the exercise price; any additional gain will constitute capital gain. The Company will be entitled to a deduction in an amount equal to the ordinary income recognized by the participant, but no deduction in connection with any capital gain recognized by the participant. If the participant exercises an incentive stock option more than three months after his or her termination of employment due to retirement or other separation other than death or disability, or more than twelve months after his or her termination of employment due to death or permanent disability, he or she is deemed to have exercised a non-qualified stock option.

Stock Appreciation Rights. A participant granted a stock appreciation right under the 2026 Plan will not recognize income, and the Company will not be allowed a tax deduction, at the time the award is granted. When the participant exercises the stock appreciation right, the amount of cash and the fair market value of any shares of stock or other consideration received will be ordinary income to the participant and the Company will be allowed a corresponding federal income tax deduction at that time. Compensation realized by the participant on the exercise of the stock appreciation right should qualify as performance-based compensation under the Code and thus not be subject to the $1,000,000 deductibility limit of Code Section 162(m).

Restricted Stock. Restricted stock is not taxable to a participant at the time of grant, but instead is included in ordinary income (at its then fair market value) when the restrictions lapse. A participant may elect, however, to recognize income at the time of grant, in which case the fair market value of the restricted shares at the time of grant is included in ordinary income and there is no further income recognition when the restrictions lapse. If a participant makes such an election and thereafter forfeits the restricted shares, he or she will be entitled to no tax deduction, capital loss or other tax benefit. The Company is entitled to a tax deduction in an amount equal to the ordinary income recognized by the participant, subject to any applicable limitations under Code Section 162(m).

A participant’s tax basis for restricted shares will be equal to the amount of ordinary income recognized by the participant. The participant will recognize capital gain (or loss) on a sale of the restricted stock if the sale price exceeds (or is lower than) such basis. The holding period for restricted shares for purposes of characterizing gain or loss on the sale of any shares as long- or short-term commences at the time the participant recognizes ordinary income pursuant to an award. The Company is not entitled to a tax deduction corresponding to any capital gain or loss of the participant.

Restricted Stock Units. A participant will not recognize income, and the Company will not be allowed a tax deduction, at the time a restricted stock unit award is granted. Upon receipt of shares of stock (or the equivalent value in cash or any combination of cash and the Company Common Stock) in settlement of a restricted stock unit award, a participant will recognize ordinary income equal to the fair market value of the stock and cash received as of that date (less any amount he or she paid for the stock and cash), and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m).

Performance Awards. A participant will not recognize income, and the Company will not be allowed a tax deduction, at the time a performance award is granted (for example, when the performance goals are established). Upon receipt of stock or cash (or a combination thereof) in settlement of a performance award, the participant will recognize ordinary income equal to the fair market value of the stock and cash received, and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m).

Code Section 409A. If an award is subject to Code Section 409A (which relates to nonqualified deferred compensation plans), and if the requirements of Section 409A are not met, the taxable events as described above could apply earlier than described, and could result in the imposition of additional taxes and penalties. All awards that comply with the terms of the 2026 Plan, however, are intended to be exempt from the application of Code Section 409A or meet the requirements of Section 409A in order to avoid such early taxation and penalties.

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Tax Withholding. The Company has the right to deduct or withhold, or require a participant to remit to the Company, an amount sufficient to satisfy federal, state and local taxes (including employment taxes) required by law to be withheld with respect to any exercise, lapse of restriction or other taxable event arising as a result of the 2026 Plan. The Compensation Committee may, at the time the award is granted or thereafter, require or permit that any such withholding requirement be satisfied, in whole or in part, by delivery of, or withholding from the award, shares having a fair market value on the date of withholding equal to the amount required to be withheld for tax purposes.

Required Vote and Board Recommendation

Approval of the 2026 Plan requires the affirmative vote of a majority of the votes cast by the stockholders present in person or represented by proxy at the Meeting and entitled to vote thereon. Abstentions will have no effect on the outcome of the vote. The SIP Proposal is considered a “non-routine” matter, so brokers are not entitled to vote uninstructed shares with respect to this proposal. You may vote “FOR”, “AGAINST”, or “ABSTAIN” on this proposal. If you return a signed and dated proxy card and give no specific instruction but authorize us generally to vote your shares, your shares will be voted “FOR” the SIP Proposal.

The Board unanimously recommends a vote “FOR” the approval of the 2026 Plan.

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PROPOSAL NO. 5

APPROVAL TO ADJOURN THE MEETING TO A LATER DATE OR TIME, IF NECESSARY OR APPROPRIATE

Overview

The Adjournment Proposal, if adopted, will allow the Chairman of the Meeting to adjourn the Meeting one or more times to a later date or dates, if necessary or appropriate, including to permit further solicitation of proxies. The Adjournment Proposal will only be presented to the Company’s shareholders in the event that based upon the tabulated vote at the time of the Meeting, including the resumption of the previously adjourned Meeting, if applicable, there are insufficient votes for, or otherwise in connection with, the approval of the Auditor Proposal, the Reverse Stock Split Proposal or the SIP Proposal. In no event will the Meeting be adjourned beyond the date by which it may properly be done under the Company’s Bylaws or Nevada law.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by stockholders, the Company may not be able to adjourn the Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of any other proposal before the Meeting.

Required Vote and Board Recommendation

The approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by the stockholders present in person or represented by proxy at the Meeting and entitled to vote thereon. Abstentions will have no effect on the outcome of the vote. Because the Adjournment Proposal is a “routine” matter, if a proxy is submitted on behalf of uninstructed shares with respect to this proposal and instructed shares with respect to the other proposals before the Meeting, brokers and other nominees are generally permitted to exercise discretionary authority to vote uninstructed shares on the Adjournment Proposal. If a broker or other nominee exercises such authority, those shares will be voted on the Adjournment Proposal, and no broker non-vote will occur with respect to the Adjournment Proposal. You may vote “FOR”, “AGAINST”, or “ABSTAIN” on this proposal. If you return a signed and dated proxy card and give no specific instruction but authorize us generally to vote your shares, your shares will be voted “FOR” the Adjournment Proposal.

The Board unanimously recommends a vote “FOR” the approval to adjourn the Meeting to a later date or time, if necessary OR APPROPRIATE, INCLUDING to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Meeting, there are not sufficient votes to approve other proposals before the Meeting.

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EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth summary compensation information for the following persons: (i) all persons serving as our principal executive officer during the years ended December 31, 2025 and 2024, and (ii) up to two other most highly compensated executive officers who received compensation during the years ended December 31, 2025 and 2024 of at least $100,000 and who were executive officers on December 31 of such year. We refer to these persons as our “Named Executive Officers.” The following table includes all compensation earned by the Named Executive Officers for the respective period, regardless of whether such amounts were actually paid during the period:

Name and principal position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	All Other Compensation ($)	Total ($)
Amos Kohn	2025	350,000	50,000	-	-	33,720	408,720
Chief Executive Officer, Chief Financial Officer and Chairman	2024	350,000	10,000	-	-	33,800	393,800
	2023	350,000	-	-	-	40,500	390,500
Marcus Charuvastra	2025	140,000	50,000	-	-		190,000
President and Director	2024	140,000		-	-		140,000
	2023	128,125	5,834	-	-	1,160	135,119
Douglas Gintz	2025	-	-	-	-	-	-
Chief Technology Officer and Director	2024	71,615	-	-	-	-	71,615
	2023	130,627	-	-	-	-	130,627

Termination Provisions

As of December 31, 2025, we had no contract, agreement, plan, or arrangement, whether written or unwritten, providing for payments to a Named Executive Officer at, following, or in connection with any termination, including resignation, severance, retirement, constructive termination, a change in control of the Company, or a change in the Named Executive Officer’s responsibilities.

Outstanding Equity Awards at Fiscal Year End

As of December 31, 2025, none of our Named Executive Officers held any unexercised options, stock that have not vested, or other equity incentive plan awards.

Director Compensation

To date, we have not paid any of our directors any compensation for serving on our Board.

Stock Incentive Plans

On June 27, 2023, the Company held a special meeting of shareholders and the shareholders voted and approved three proposals presented for a vote, including approving the 2023 Plan, which reserved 100,000,000 shares of Common Stock for issuance. As of December 31, 2025, no shares had been issued under the 2023 Plan.

Equity Compensation Plan Information

The table below provides information regarding the Company’s equity compensation plans as of December 31, 2025.

Plan Category	No. of securities issuable upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	No. of securities remaining available for future issuance under plans (excl. securities reflected in column (a)) (c)
Plans approved by security holders		-	100,000,000
TurnOnGreen, Inc. 2023 Stock Incentive Plan	-	-	100,000,000
Plans not approved by security holders	-	-	-

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CEO Pay Ratio

As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, we are providing disclosure regarding the ratio of annual total compensation of Mr. Kohn, our Chief Executive Officer and Chief Financial Officer, to that of our median employee. Our median employee earned $86,320 in total compensation for 2025. Based upon the total 2025 compensation reported for Mr. Kohn of $408,720 as reported under “Total” in the Summary Compensation Table, our ratio of PEO to median employee pay was 5:1. Our median employee is employed in our Digital Power Corporation subsidiary.

Calculation methodology

To identify our median employee, we identified our total employee population as of December 31, 2025, excluding our Chief Executive Officer and Chief Financial Officer, in accordance with SEC rules. On December 31, 2025, 100% of our employee population was in the U.S.

We collected actual gross earnings data for the fiscal year ended December 31, 2025, employee population, including cash-based compensation and equity-based compensation that was realized in 2025, relying on our internal payroll records. Compensation was annualized on a straight-line basis for non-temporary new hire employees who did not work with our company for the full calendar year, which is also our fiscal year.

Once we determined the median employee, we calculated total compensation for the median employee in the same manner in which we determine the compensation shown for our named executive officers in the Summary Compensation Table, in accordance with SEC rules.

Pay Versus Performance

Pay Versus Performance Table

The following table sets forth information concerning: (1) the compensation of our Chief Officer, Chief Financial Officer and Chairman, Mr. Kohn (referred to in the table below as “PEO”) and the compensation of our other Named Executive Officers (“NEO’s”), Messrs. Charuvastra and Gintz, as reported in the Summary Compensation Table above and with certain adjustments to reflect the “compensation actually paid” to such individuals, as defined under SEC rules, for each of the fiscal years ended December 31, 2023, 2024 and 2025 and (2) our cumulative total shareholder return (“TSR”), the cumulative TSR of our selected peer group (Blink Charging Co., EVgo, Inc., Chargepoint Holdings, Inc., Enphase Energy, Inc., Emerson Electric Co., TDK Corporation, and Vicor Corporation), net loss and revenue over such years, in each case determined in accordance with SEC rules:

Value of Initial Fixed $100 Investment Based on:

Year	Summary Compensation Table Total for PEO ($)	Compensation Actually Paid to PEO ($)	Average Summary Compensation Table Total for Non-PEO NEOs ($)	Average Compensation Actually Paid to Non-PEO NEOs ($)	Total Shareholder Return ($)	Peer Group Total Shareholder Return ($)	Net Loss ($)	Total Revenue ($)

2025	408,720	408,720	140,000	140,000	58.00	77.57	(2,200,000)	7,243,000

2024	390,500	390,500	105,807	105,807	15.30	89.52	(3,973,000)	4,912,000

2023	380,540	380,540	89,584	89,584	23.80	74.03	(6,862,000)	4,201,000

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Narrative Disclosure to Pay Versus Performance Table

Relationship between Financial Performance Measures

The line graphs below compare (i) the compensation actually paid to our CEO/CFO and the average of the compensation actually paid to our remaining NEO’s, with (ii) our cumulative TSR, (iii) our peer group TSR, (iv) our net loss, and (v) our revenue, in each case, for the fiscal years ended December 31, 2023, 2024 and 2025.

TSR amounts reported in the graph assume an initial fixed investment of $100, and that all dividends, if any, were reinvested.

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Policies on Ownership, Insider Trading, 10b5-1 Plans and Hedging

We do not have formal stock ownership guidelines for our employees or directors, because the Board is satisfied that stock and option holdings among our employees or directors are sufficient at this time to provide motivation and to align this group’s interests with those of our shareholders. We have not yet established an insider trading policy, a 10b5-1 plan or any hedging policies.

Advisory Vote on Executive Compensation

At the annual meeting of shareholders on July 19, 2024, the shareholders approved, on an advisory basis, the compensation paid to the Company’s named executive officers. At the annual meeting of shareholders on July 19, 2024, the shareholders also approved, on an advisory basis, a frequency of three years for holding the advisory vote on executive compensation.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Except as otherwise indicated below, the following table sets forth certain information regarding beneficial ownership of our Common Stock as of the Record Date by (1) each of our current directors; (2) each of the executive officers; (3) each person known to us to be the beneficial owner of more than 5% of the outstanding shares of our Common Stock based upon Schedules 13G or 13D filed with the SEC; and (4) all of our directors and executive officers as a group. As of the Record Date, there were 183,983,122 shares of our Common Stock issued and outstanding.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. Common Stock subject to options or warrants that are currently exercisable or exercisable within 60 days of the Record Date are deemed to be outstanding and to be beneficially owned by the person or group holding such options or warrants for the purpose of computing the percentage ownership of such person or group, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person or group. Unless otherwise indicated by footnote, to our knowledge, the persons named in the table have sole voting and sole investment power with respect to all Common Stock shown as beneficially owned by them, subject to applicable community property laws.

Name and address of beneficial owner(1)	Number of shares beneficially owned	Approximate percent of class
Directors and Officers:
Amos Kohn (2)	27,900	*
Marcus Charuvastra	-	-
Douglas Gintz (3)	18,080	*
All directors and executive officers as a group (three persons)	45,980
Greater than 5% Beneficial Owners:
Hyperscale Data, Inc. (4)	60,461,470	18.6%

* Less than 1%.

(1)	Unless otherwise indicated, the business address of each of the individuals is c/o TurnOnGreen, Inc., 2030 Ringwood Ave., San Jose, California 95131.
(2)	Represents 12,400 shares and an equal number of warrants.
(3)	Represents 9,040 shares and an equal number of warrants.
(4)	Consisting of (i) 30,555 shares held by Sentinum, Inc., (ii) 13,806,817 shares held by Ault Lending, (iii) 12,452,919 shares underlying warrants held by Ault Lending, (iv) 33,539,181 shares underlying the Series A Preferred Stock, and (v) 315,999 shares underlying warrants held by Ault and Company, Inc. HDI may be deemed to beneficially own the shares beneficially owned by Sentinum, Inc. and Ault Lending as Sentinum, Inc. and Ault Lending are wholly owned subsidiary of HDI. Milton C. Ault, III, the Executive Chairman of HDI, exercises voting and dispositive power over the shares owned by HDI and its subsidiaries. The business address of each of these entities and individuals is 11411 Southern Highlands Parkway, Suite 190, Las Vegas, Nevada 89141.

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Director Independence

We use the definition of “independence” of the Nasdaq Marketplace Rules to make this determination. Rule 5605(a)(2) of the Nasdaq Marketplace Rules provides that an “independent director” is a person other than an officer or employee of the company or any other individual having a relationship which, in the opinion of our Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Rule 5605(a)(2) generally provides that a director cannot be considered independent if:

•	the director is, or at any time during the past three years was, an employee of the company or its parent;

•	the director or a family member of the director accepted any compensation from the company in excess of $120,000 during any period of 12 consecutive months within the three years preceding the independence determination (subject to certain exemptions, including, among other things, compensation for board or board committee service);

•	the director is an immediate family member of an individual who is, or at any time during the past three years was, employed by the company as an executive officer;

•	the director or a family member of the director is a partner in, controlling shareholder of, or an executive officer of an entity to which the company made, or from which the company received, payments in the current or any of the past three fiscal years that exceed 5% of the recipient’s consolidated gross revenue for that year or $200,000, whichever is greater (subject to certain exemptions);

•	the director or a family member of the director is employed as an executive officer of an entity where, at any time during the past three years, any of the executive officers of the company served on the compensation committee of such other entity; or

•	the director or a family member of the director is a current partner of the Company’s outside auditor, or at any time during the past three years was a partner or employee of the Company’s outside auditor, and who worked on the company’s audit.

Policies and Procedures for Related Party Transactions

The Company’s audit committee, when established, will have the primary responsibility for reviewing and approving or disapproving “related party transactions,” which are transactions between us and related persons in which the aggregate amount involved exceeds or may be expected to exceed $120,000 and in which a related person has or will have a direct or indirect material interest. The policy regarding transactions between us and related persons will provide that a related person is defined as a director, executive officer or greater than 5% beneficial owner of common stock, in each case since the beginning of the most recently completed year, and any of their immediate family members. An investor may obtain a written copy of this policy, once adopted, by sending a written request to TurnOnGreen, Inc., 2030 Ringwood Ave., San Jose, California 95131, Attention: Legal Department. Our audit committee charter that will be in effect, once adopted, will provide that the audit committee shall review and approve or disapprove certain related party transactions, including material transactions with HDI.

Except as described below, we did not engage in any related party transactions since January 1, 2025, in which the amount involved exceeded $120,000 and in which any related person had or will have a direct or indirect material interest, and we have no currently proposed related party transactions.

On September 26, 2024, the Company entered into an amendment to its Loan and Security Agreement with HDI, an affiliate of the Company. The original Loan and Security Agreement, dated August 15, 2023, provided for a secured, non-revolving credit facility with an aggregate principal amount of up to $2.0 million and an initial maturity date of December 31, 2023. Pursuant to the amendment, the Company and HDI agreed, among other things, to increase the aggregate credit limit from $2.0 million to $8.0 million, extend the maturity date to December 31, 2026, and provide that loans made in excess of the original credit limit would also constitute advances under the credit facility. Advances under the credit facility are payable upon demand by HDI.

Allocation of General Corporate Expenses

HDI provides human resources, accounting and other services to the Company, which are included as allocations of these expenses.  The allocation method calculates an appropriate share of overhead costs by using Company revenue as a percentage of total revenue.  This method is reasonable and consistently applied.  Costs incurred in connection with the allocation of these costs are reflected in selling, general and administrative of $196,000 and $401,000 for the fiscal years ended December 31, 2025, and 2024, respectively, and were recorded in HDI advance payable.

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Related Party Sales and Receivables

The Company recognized $0 and $28,000 in revenue in the years ended December 31, 2025, and 2024, respectively, from sales to another subsidiary of HDI. As of December 31, 2025, and 2024, the Company had related party receivables of $0, and $17,000, respectively.

Related Party Notes and Advances Payable

Related party notes and advances payable were used for working capital purposes and on December 31, 2024, and December 31, 2025, were comprised of the following:

	Interest rate	Due date	December 31, 2024	December 31, 2025
HDI advance payable	10%	-	$5,118,000	$7,802,876
Chief Executive Officer	14%	Default	46,000	51,000
Non-officer advance payable	-	-	21,000
Total related party notes and advances payable			$5,185,000	$7,854,071

As described above, on September 26, 2024, the Company and HDI entered into an amendment (the “Amendment”) to the Loan and Security Agreement, dated August 15, 2023 (as amended, the “Credit Agreement”). The Credit Agreement provided for a secured, non-revolving credit facility with an aggregate principal amount of up to $2,000,000 (the “Credit Limit”) through December 31, 2023 (the “Credit Termination Date”). All loans under the Credit Agreement (collectively, the “Advances”) were payable within five business days of a request by HDI, and HDI was not obligated to provide any further Advances after the Credit Termination Date.

Pursuant to the Amendment, the Company and HDI have agreed to, among other things, amend the Credit Agreement to increase the Credit Limit to $8,000,000, extend the Credit Termination Date to December 31, 2026, and provide for additional loans made in excess of the initial Credit Limit to become Advances.

During June 2023, HDI and the Company’s management determined that all allocations and capital funding provided to us by HDI beginning April 1, 2023, would be repaid, and treated as a related party note payable. On August 15, 2023, the Company entered into the Credit Agreement in relation to the outstanding HDI advance payable of $701,000 as of June 30, 2023. The related party note payable accrues interest of 10%, has no fixed terms of repayment and is recorded as related party notes and advances payable.

The Company recorded related-party interest expense of $583,000 and $368,000 for the years ended December 31, 2025, and 2024, respectively, in interest expense, related party.

Convertible Note Financing

On October 29, 2025, we entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) with SJC Lending LLC, a Delaware limited liability company (“SJC”), pursuant to which SJC has agreed to purchase convertible promissory notes in the aggregate principal amount of up to $1,650,000 (the “Convertible Notes”) for a total purchase price of $1,500,000. The Securities Purchase Agreement provides that the purchase of the Convertible Notes will be made through seven separate tranche closings. The initial tranche closing, which occurred on October 29, 2025, consisted of the issuance of a Convertible Note to SJC in the principal amount of $440,000, for a purchase price of $400,000.

Pursuant to the Securities Purchase Agreement, SJC purchased the second tranche of Convertible Notes in the principal amount of $220,000 for a purchase price of $200,000 on December 16, 2025.

Additionally in accordance with the Securities Purchase Agreement, and subject to certain conditions being satisfied, SJC will purchase additional Convertible Notes having an aggregate principal face amount of $990,000 for a total purchase price of $900,000, to be funded in monthly increments consistent with the tranche schedule set forth in the Securities Purchase Agreement.

The Convertible Notes accrue interest at the rate of 12% per annum, unless an event of default (as defined in the applicable Convertible Note) occurs, at which time the Convertible Notes in excess of $300,000 would accrue interest at 20% per annum. Each Convertible Note will mature on the first anniversary of issuance of such Convertible Note. The Convertible Notes are convertible into shares of Common Stock on the terms and conditions set forth in the applicable Convertible Note, at a conversion price equal to the greater of (i) the Floor Price (as defined in the applicable Convertible Note), which Floor Price shall not be adjusted for stock dividends, stock splits, stock combinations, or other similar transactions, and (ii) an amount representing a 20% discount to the Company’s lowest VWAP (as defined in the applicable Convertible Note) on any trading day during the ten (10) trading days immediately prior to the date of conversion.

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PROPOSALS OF SHAREHOLDERS FOR THE 2027 ANNUAL MEETING OF SHAREHOLDERS

If you want to submit a proposal for inclusion in our proxy statement for the 2027 annual meeting of shareholders, you may do so by following the procedures in Rule 14a-8 under the Exchange Act. To be eligible for inclusion, shareholder proposals (other than nominees for directors) must be received at the Company’s principal executive office, at TurnOnGreen, Inc., 2030 Ringwood Ave., San Jose, CA 95131, Attention: Corporate Secretary, no later than April 16, 2027 (120 days before the anniversary of this year’s mailing date).

A shareholder’s notice to the Secretary must set forth as to each matter the shareholder proposes to bring before the annual meeting of shareholders: (i) a description in reasonable detail of the business desired to be brought before the annual meeting of shareholders and the reasons for conducting such business at the annual meeting of shareholders; (ii) the name and address, as they appear on the Company’s books, of the shareholder proposing such business and of the beneficial owner, if any, on whose behalf the proposal is made; (iii) such information regarding each director nominee or each matter of business to be proposed by such shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC had the nominee been nominated, or intended to be nominated, or the matter been proposed, or intended to be proposed, by the Board; (iv) if applicable, the consent of each nominee to be named in the proxy statement and to serve as director of the Company if so elected; (v) the class and number of shares of the Company that are owned beneficially and of record by the shareholder proposing such business and by the beneficial owner, if any, on whose behalf the proposal is made; and (vi) any material interest of such shareholder proposing such business and the beneficial owner, if any, on whose behalf the proposal is made in such business.

Shareholder proposals intended to be presented at the 2027 annual meeting of shareholders must be received by the Company no later than reasonable time in advance of the date of the 2027 annual meeting of shareholders. Unless the Company changes the date of its 2027 annual meeting of shareholders more than 30 days from the anniversary of this year’s meeting, the deadline for submitting shareholder proposals to be considered for inclusion in the Company’s proxy statement and form of proxy for the 2027 annual meeting of shareholders (pursuant to Rule 14a-8 of the Exchange Act) is the date that is 120 calendar days before the anniversary of this year’s mailing date (or before April 16, 2027, with respect to the 2027 annual meeting of shareholders). Proposals should be addressed to TurnOnGreen, Inc., 2030 Ringwood Ave., San Jose, CA 95131, Attention: Corporate Secretary. Shareholder proposals submitted after such date will be considered untimely and will not be considered for inclusion in the Company’s 2027 proxy statement. If the Company’s 2027 annual meeting of shareholders is changed by more than 30 days from the anniversary date of the Meeting, then the deadline will change to a reasonable time before the Company begins to print and send its proxy materials for the 2027 annual meeting of shareholders.

For any proposal that is not submitted for inclusion in next year’s proxy statement (as described in the preceding paragraph) but is instead sought to be presented directly at the 2027 annual meeting of shareholders, the federal securities laws and the Company’s Bylaws require shareholders to give advance notice of such proposals to the Company. Unless the Company changes the date of its 2027 annual meeting of shareholders more than 30 days from the anniversary of this year’s meeting, the required notice must (pursuant to Rule 14a-4 of the Exchange Act) be given no less than 45 days before the anniversary of this year’s mailing date (or before June 30, 2027, with respect to the 2027 annual meeting of shareholders). Any such notice must be provided to TurnOnGreen, Inc., 2030 Ringwood Ave., San Jose, CA 95131, Attention: Corporate Secretary. If a shareholder fails to provide timely notice of a proposal to be presented at the 2027 annual meeting of shareholders, the chairman of the meeting will declare it out of order and disregard any such matter. If the Company’s 2027 annual meeting of shareholders is changed by more than 30 days from the anniversary date of the Meeting, then the deadline will change to a reasonable time before the Company begins to print and send its proxy materials for the 2027 annual meeting of shareholders.

OTHER BUSINESS

The Board knows of no business to be brought before the Meeting other than as set forth above. If other matters properly come before the shareholders at the Meeting, it is the intention of the persons named on the proxy to vote the shares represented thereby on such matters in accordance with their judgment.

By Order of the Board of Directors,

/s/ Amos Kohn
Amos Kohn
Chief Executive Officer and Chairman

August 15, 2026

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Annex A

TurnOnGreen, Inc. 2026 Stock Incentive Plan

A-1

TURNONGREEN, INC.

2026 STOCK INCENTIVE PLAN
(effective July 20, 2026, subject to stockholder approval)

1        General

1.1       Purpose. The purposes of the TurnOnGreen, Inc. 2026 Stock Incentive Plan (the “Plan”) is to promote the interests of TurnOnGreen, Inc. (the “Company”) and the stockholders of the Company by providing (i) executive officers and other employees of the Company and its Subsidiaries (as defined below), (ii) certain advisors who perform services for the Company and its Subsidiaries and (iii) non-employee members of the Board of Directors of the Company (the “Board”) with appropriate incentives and rewards to encourage them to enter into and continue in the employ and service of the Company and to acquire a proprietary interest in the long-term success of the Company, as well as to reward the performance of these individuals in fulfilling their personal responsibilities for long-range and annual achievements.

1.2       Effective Date and Term. The Plan will become effective upon the date it is approved by the stockholders of the Company (the “Effective Date”). Unless terminated earlier by the Committee, the Plan will expire on the tenth (10th) anniversary of the Effective Date.

1.3       Definitions. Capitalized terms in the Plan, unless defined elsewhere in the Plan, shall be defined as set forth below:

1934 Act. The term “1934 Act” shall mean the Securities Exchange Act of 1934, as amended, including the rules and regulations promulgated thereunder and any successor thereto.

Affiliated Company. The term “Affiliated Company” means any company, partnership, association, organization or other entity controlled by, controlling or under common control with the Company.

Award. The term “Award” means any award or benefit granted under the Plan, including, without limitation, Options, SARs, Restricted Stock, Restricted Stock Units and Other Stock-Based Awards.

Award Agreement. The term “Award Agreement” means a written or electronic Award grant agreement under the Plan.

Change of Control. The term “Change of Control” shall be deemed to occur if and when:

(i)	any person, including a “person” as such term is used in Sections 13(d) and 14(d) of the 1934 Act (a “Person”), is or becomes a beneficial owner (as such term is defined in Rule 13d-3 under the 1934 Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company’s then outstanding securities;

(ii)	individuals who, as of the Effective Date, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Effective Date whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding for this purpose any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board;

(iii)	all or substantially all of the assets of the Company are sold, transferred or distributed, or the Company is dissolved or liquidated; or

(iv)	a reorganization, merger, consolidation or other corporate transaction involving the Company (a “Transaction”) is consummated, in each case, with respect to which the stockholders of the Company immediately prior to such Transaction do not, immediately after the Transaction, own more than 50% of the combined voting power of the Company or other corporation resulting from such Transaction in substantially the same respective proportions as such stockholders’ ownership of the voting power of the Company immediately before such Transaction.

Notwithstanding the foregoing or any other provision of this Plan, the term Change of Control shall not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company. For the avoidance of doubt, solely with respect to any Award that constitutes “deferred compensation” subject to Section 409A of the Code and that is payable on account of a Change of Control (including any installments or stream of payments that are accelerated on account of a Change of Control), a Change of Control shall occur only if such event also constitutes a “change in the ownership,” “change in effective control,” and/or a “change in the ownership of a substantial portion of assets” of the Company as those terms are defined under Treasury Regulation §1.409A-3(i)(5), but only to the extent necessary to establish a time or form of payment that complies with Section 409A of the Code, without altering the definition of Change of Control for purposes of determining whether a Grantee's rights to such Award become vested or otherwise unconditional upon the Change in Control.

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Code. The term “Code” means the Internal Revenue Code of 1986, as amended. A reference to any provision of the Code shall include reference to any successor provision of the Code.

Committee. The term “Committee” means the committee of the Board described in Section 2 hereof and any sub-committee established by such Committee pursuant to Section 2.4 hereof.

Covered Employee. The term “Covered Employee” means an Employee who is, or who is anticipated to become, between the time of grant and payment of the Award, a “covered employee,” as such term is defined in Section 162(m)(3) of the Code (or any successor section thereof).

Disability. The term “Disability” means “Disability” as defined in any Award Agreement to which the Grantee is a party.

Eligible Grantee. The term “Eligible Grantee” shall mean any Employee, Non-Employee Director or Key Advisor, as determined by the Committee in its sole discretion.

Employee. The term “Employee” means an active employee of the Company or a Subsidiary, but excluding any person who is classified by the Company or a Subsidiary as a “contractor” or “consultant,” no matter how characterized by the Internal Revenue Service, other governmental agency or a court, or any employee who is not actively employed, as determined by the Committee. Any change of characterization of an individual by the Internal Revenue Service or any court or government agency shall have no effect upon the classification of an individual as an Employee for purposes of this Plan, unless the Committee determines otherwise.

Fair Market Value. For purposes of determining the “Fair Market Value” of a share of Stock as of any date, the “Fair Market Value” as of that date shall be, unless otherwise determined by the Committee, the closing sale price during regular trading hours of the Stock on the date on the principal securities market in which shares of Stock is then traded; or, if there were no trades on that date, the closing sale price during regular trading hours of the Stock on the first trading day prior to that date. If the Stock is not publicly traded at the time a determination of Fair Market Value is required to be made hereunder, the determination of such amount shall be made by the Committee in such manner as it deems appropriate.

Grantee. The term “Grantee” means an Employee, Non-Employee Director or Key Advisor of the Company or a Subsidiary who has been granted an Award under the Plan.

ISO. The term “ISO” means any Option intended to be and designated as an incentive stock option within the meaning of Section 422 of the Code.

Key Advisor. The term “Key Advisor” means a consultant or other key advisor who performs services for the Company or a Subsidiary.

Non-Employee Director. The term “Non-Employee Director” means a member of the Board who is not an Employee.

NQSO. The term “NQSO” means any Option that is not designated as an ISO, or which is designated by the Committee as an ISO but which subsequently fails or ceases to qualify as an ISO.

Option. The term “Option” means a right, granted to an Eligible Grantee under Section 4.2(i) hereof, to purchase shares of Stock. An Option may be either an ISO or an NQSO.

Other Stock-Based Award. The term “Other Stock-Based Award” means a right or other interest granted to an Eligible Grantee under Section 4.2(v) hereof that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Stock, including but not limited to (i) unrestricted Stock awarded as a bonus or upon the attainment of Performance Goals or otherwise as permitted under the Plan, and (ii) a right granted to an Eligible Grantee to acquire Stock from the Company containing terms and conditions prescribed by the Committee.

Performance Award. The term “Performance Award” means a grant made pursuant to Section 4.2(viii) hereof, the amount and settlement of which is contingent on the achievement of specific Performance Goals during a Performance Period, determined using a specific Performance Measure, all as specified in the related Award Agreement. Performance Awards may be granted in the form of Stock Options, SARs, Restricted Stock, Restricted Stock Units, and/or Other Stock-Based Awards.

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Performance Goals. The term “Performance Goals” means performance goals based on the attainment on an absolute or relative basis by the Company or any Subsidiary of the Company or any Affiliated Company (or any division or business unit of any such entity), or any two or more of the foregoing, of performance goals pre-established by the Committee in its sole discretion, based on one or more of the following criteria (if applicable, any performance criteria that are financial metrics, may be determined in accordance with United States Generally Accepted Accounting Principles (“GAAP”) or may be adjusted when established to include or exclude any items otherwise includable or excludable under GAAP): (i) the attainment of certain target levels of, or a specified percentage increase in, revenues, earnings, income before taxes and extraordinary items, net income, operating income, earnings before or after deduction for all or any portion of income tax, earnings before interest, taxes, depreciation and amortization or a combination of any or all of the foregoing; (ii) the attainment of certain target levels of, or a percentage increase in, after-tax or pre-tax profits including, without limitation, that attributable to continuing and/or other operations; (iii) the attainment of certain target levels of, or a specified increase in, operational cash flow; (iv) the achievement of a certain level of, reduction of, or other specified objectives with regard to limiting the level of increase in, all or a portion of, the Company’s bank debt or other long-term or short-term public or private debt or other similar financial obligations of the Company, which may be calculated net of such cash balances and/or other offsets and adjustments as may be established by the Committee; (v) earnings per share or the attainment of a specified percentage increase in earnings per share or earnings per share from continuing operations; (vi) the attainment of certain target levels of, or a specified increase in return on capital employed or return on invested capital; (vii) the attainment of certain target levels of, or a percentage increase in, after-tax or pre-tax return on stockholders’ equity; (viii) the attainment of certain target levels of, or a specified increase in, economic value added targets based on a cash flow return on investment formula; (ix) the attainment of certain target levels in, or specified increases in, the fair market value of the shares of the Company’s common stock; (x) the growth in the value of an investment in the Company’s common stock; (xi) the attainment of a certain level of, reduction of, or other specified objectives with regard to limiting the level in or increase in, all or a portion of controllable expenses or costs or other expenses or costs; (xii) gross or net sales, revenue and growth of sales revenue (either before or after cost of goods, selling and general administrative expenses, research and development expenses and any other expenses or interest); (xiii) total stockholder return; (xiv) return on assets or net assets; (xv) return on sales; (xvi) operating profit or net operating profit; (xvii) operating margin; (xviii) gross or net profit margin; (xix) cost reductions or savings; (xx) productivity; (xxi) operating efficiency; (xxii) working capital; (xxiii) market share; (xxiv) customer satisfaction; and (xxv) to the extent that an Award is not intended to comply with Section 162(m) of the Code, other measures of performance selected by the Board. Any of the above Performance Goals may be compared to the performance of a selected group of comparison companies, or a published or special index that the Committee, in its sole discretion, deems appropriate, or as compared to various stock market indices. Subject to the limitations in Section 4.2 hereof, the Committee in its sole discretion may designate additional business criteria on which the Performance Goals may be based or adjust, or modify or amend the aforementioned business criteria. The relative weights of the criteria that comprise the Performance Goals shall be determined by the Committee in its sole discretion. In establishing the Performance Goals for a performance period, the Committee may establish different Performance Goals for individual Grantees or groups of Grantees. Subject to the limitations in Section 4.2(viii)(d) hereof, the Committee in its sole discretion shall have the authority to make equitable adjustments to the Performance Goals in recognition of unusual or non-recurring events affecting the Company or any Subsidiary of the Company or any Affiliated Company or the financial statements of the Company or any Subsidiary of the Company or any Affiliated Company, in response to changes in applicable laws or regulations, including changes in generally accepted accounting principles or practices, or to account for items of gain, loss or expense determined to be extraordinary or unusual in nature or infrequent in occurrence or related to the disposal of a segment of a business, as applicable. Performance Goals may include a threshold level of performance below which no Award will be earned, a level of performance at which the target amount of an Award will be earned and a level of performance at which the maximum amount of the Award will be earned.

Performance Measure. The term “Performance Measure” means, with respect to a Performance Award, one or more of the criteria identified at Section 4.2(viii) hereof selected by the Committee for the purpose of establishing, and measuring attainment of, Performance Goals for a Performance Period in respect of such grant, as provided in the related Award Agreement. For purposes of clarity, the Committee may establish a Performance Measure on a regional or jurisdictional basis, Subsidiary by Subsidiary basis, product-line basis, consolidated Company basis, or any other manner that it determines appropriate in its sole discretion.

Performance Period. The term “Performance Period” means, with respect to a Performance Award, the one or more periods of time, which may be of varying and overlapping durations, as the Committee may select during which the attainment of one or more Performance Goals will be measured.

Restricted Stock. The term “Restricted Stock” means an Award of shares of Stock to an Eligible Grantee under Section 4.2(iii) hereof that may be subject to certain restrictions and to a risk of forfeiture. Stock issued upon the exercise of Options or SARs is not “Restricted Stock” for purposes of the plan, even if subject to post-issuance transfer restrictions or forfeiture conditions. When Restricted Stock vests, it ceases to be “Restricted Stock” for purposes of the Plan.

Restricted Stock Unit. The term “Restricted Stock Unit” means a right granted to an Eligible Grantee under Section 4.2(iv) hereof to receive Stock or cash at the end of a specified deferral period, which right may be conditioned on the satisfaction of specified performance or other criteria.

Retirement. The term “Retirement” means any termination of employment or service as an Employee, Non-Employee Director or Key Advisor as a result of retirement in good standing under the rules of the Company or a Subsidiary, as applicable, then in effect.

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Rule 16b-3. The term “Rule 16b-3” means Rule 16b-3 under Section 16 of the 1934 Act, as from time to time in effect promulgated by the Securities and Exchange Commission, including any successor to such Rule.

Section 162(m) Grandfathered Award. The term “Section 162(m) Grandfathered Award” means an Award that is intended to constitute “qualified performance-based compensation” within the meaning of Section 162(m) of the Code and that is eligible for transition relief from the changes to Section 162(m) provided under the Tax Cuts and Jobs Act.

Stock. The term “Stock” means shares of Class A common stock, par value $0.001 per share, of the Company.

Stock Appreciation Right or SAR. The term “Stock Appreciation Right” or “SAR” means the right, granted to an Eligible Grantee under Section 4.2(ii) hereof, to be paid an amount measured by the appreciation in the Fair Market Value of Stock from the date of grant to the date of exercise of the right.

Subsidiary. The term “Subsidiary” means any present or future subsidiary corporation of the Company within the meaning of Section 424(f) of the Code, and any present or future business venture designated by the Committee in which the Company has a significant interest, including, without limitation, any subsidiary corporation in which the Company has at least a 50% ownership interest, as determined in the discretion of the Committee.

Substitute Award. The term “Substitute Award” means an Award granted or Stock issued by the Company in assumption of, or in substitution or exchange for, an award previously granted, or the right or obligation to make a future award, in all cases by a company acquired by the Company or any Subsidiary of the Company or with which the Company or a Subsidiary combines.

2        Administration

2.1       Committee. The authority to manage the operation of and administer the Plan shall be vested in a committee (the “Committee”) in accordance with this Section 2. The Committee shall be selected by the Board, and shall consist solely of two or more members of the Board who are non-employee directors within the meaning of Rule 16b-3 and, to the extent the administration of an Award relates to a Section 162(m) Grandfathered Award, are outside directors within the meaning of Section 162(m) of the Code. Unless otherwise determined by the Board, the Company’s Compensation Committee shall be designated as the “Committee” hereunder.

2.2       Powers of the Committee. The Committee’s administration of the Plan shall be subject to the following:

(i)	Subject to the provisions of the Plan, the Committee will have the authority and discretion to select from among the Eligible Grantees those persons who shall receive Awards, to determine the time or times of receipt, to determine the types of Awards and the number of shares covered by the Awards, and to establish the terms, conditions, performance criteria, restrictions, and other provisions of such Awards;

(ii)	The Committee will have the authority and discretion to interpret the Plan, to establish, amend, and rescind any rules and regulations relating to the Plan, to determine the terms and provisions of any Award Agreement made pursuant to the Plan, and to make all other determinations that may be necessary or advisable for the administration of the Plan;

(iii)	Any interpretation of the Plan by the Committee and any decision made by it under the Plan is final and binding on all persons; and

(iv)	In managing the operation of and administering the Plan, the Committee shall take action in a manner that conforms to the articles of incorporation and bylaws of the Company, and applicable state corporate law.

2.3       Prohibition against Repricing. Other than pursuant to Section 3.4 hereof, the Committee shall not, without the approval of the Company’s stockholders, (a) lower the option price per share of an Option or SAR after it is granted, (b) cancel an Option or SAR when the exercise price per Share exceeds the Fair Market Value of one share in exchange for cash or another Award (other than in connection with a Change in Control), or (c) take any other action with respect to an Option or SAR that would be treated as a repricing under the rules and regulations of the principal U.S. national securities exchange on which the Company’s shares are then listed.

2.4       Delegation of Authority. To the extent not inconsistent with applicable law, the rules of any national securities exchange that may in the future apply to the Company, or other provisions of the Plan, the Committee may, at any time, allocate all or any portion of its responsibilities and powers to any one or more of its members or, with respect to Awards made to Employees other than executive officers, the Chief Executive Officer, including without limitation, the power to designate Grantees hereunder and determine the amount, timing and terms of Awards hereunder. Any such allocation or delegation may be revoked by the Committee at any time.

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2.5       Indemnification. Each person who is or shall have been a member of the Committee, or the Board, shall be indemnified and held harmless by the Company against and from any loss, cost, liability or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken in good faith or failure to act in good faith under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall be in addition to any other rights of indemnification or elimination of liability to which such persons may be entitled under the Company’s articles of incorporation or by-laws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

2.6       Minimum Vesting Requirement for Full-Value Awards. Notwithstanding anything to the contrary, Grantees of full-value Awards (i.e., Awards other than Options and SARs), will be required to continue to provide services to the Company (or an Affiliated Company) for not less than one-year following the date of grant in order for any such full-value Awards to fully or partially vest (other than in case of death, Disability or a Change of Control). Notwithstanding the foregoing, up to five percent (5%) of the available shares of Stock authorized for issuance under the Plan pursuant to Section 3.1 hereof may provide for vesting of full-value Awards, partially or in full, in less than one-year.

3        Available Shares of Stock under the Plan

3.1       Shares Available for Awards. Subject to the adjustments described in Section 3 herein, the maximum number of shares of Stock reserved for the grant of Awards under the Plan shall be 200,000,000, which amount includes all of the 100 million shares reserved for issuance under the TurnOnGreen, Inc. 2023 Stock Incentive Plan, which will be superseded by the Plan and will automatically be terminated upon the effectiveness of the Plan. Any shares of Stock that are subject to Options or SARs or any type of Award shall be counted against this limit as one (1) share for every one (1) share granted.

3.2       Forfeited, Cancelled and Expired Awards. Awards granted under the Plan that are forfeited, expire or are canceled or settled without issuance of Stock shall not count against the maximum number of shares that may be issued under the Plan as set forth in Section 3.1 hereof and shall be available for future Awards under the Plan. Any Stock that again becomes available for Awards under the Plan pursuant to this Section 3.2 shall be added as one (1) share for every one (1) share subject to Options, SARs or any other type of Award granted under the Plan.

3.3       Prohibition on Share Recycling. Notwithstanding anything to the contrary, any and all Stock that is (i) withheld or tendered in payment of an Option exercise price; (ii) withheld by the Company or tendered by the Grantee to satisfy any tax withholding obligation with respect to any Award; (iii) covered by a SAR (to the extent that it is settled in Stock, without regard to the number of shares of Stock that are actually issued to the Grantee upon exercise); (iv) reacquired by the Company on the open market or otherwise using cash proceeds from the exercise of Options, shall not be added to the maximum number of shares of Stock that may be issued under the Plan as set forth in Section 3.1 hereof.

3.4       Adjustments. In the event of any change in the Company’s capital structure, including but not limited to a change in the number of shares of Stock outstanding, on account of (i) any stock dividend, stock split, reverse stock split or any similar equity restructuring, or (ii) any combination or exchange of equity securities, merger, consolidation, recapitalization, reorganization, or divesture or any other similar event affecting the Company’s capital structure, to reflect such change in the Company’s capital structure, the Committee shall make appropriate equitable adjustments to (a) the maximum number of shares of Stock that may be issued under the Plan as set forth in Section 3.1 hereof, (b) the number of shares of Stock issuable upon outstanding Awards, and (c) any individual Award limitations or restrictions, as applicable. In the event of any extraordinary dividend, divestiture or other distribution (other than ordinary cash dividends) of assets to stockholders, or any transaction or event described above, to the extent necessary to prevent the enlargement or diminution of the rights of Grantees, the Committee shall make appropriate equitable adjustments to the number or kind of shares subject to an outstanding Award, the exercise price applicable to an outstanding Award, and/or a Performance Goals. Any adjustments under this Section 3.4 shall be consistent with Section 409A or Section 424 of the Code, to the extent applicable, and made in a manner that does not adversely affect the exemption provided pursuant to Rule 16b-3 or qualification under Section 162(m) of the Code, to the extent each may be applicable. The Company shall give each Grantee notice of an adjustment to an Award hereunder and, upon notice, such adjustment shall be final, binding and conclusive for all purposes. Notwithstanding the foregoing, the Committee shall decline to adjust any Award made to a Grantee if such adjustment would violate applicable law.

3.5       Fractional Shares. The Company shall not be obligated to issue any fractional shares of Stock in settlement of Awards granted under the Plan. Except as otherwise provided in an Award Agreement or determined by the Committee, (i) the total number of shares issuable pursuant to the exercise, vesting or earning of an Award shall be rounded down to the nearest whole share, and (ii) no fractional shares shall be issued.  The Committee may, in its discretion, determine that a fractional share shall be settled in cash.

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3.6       Substitute Awards; Plans of Acquired Companies. Substitute Awards shall not count against the maximum number of shares that may be issued under the Plan as set forth in Section 3.1 hereof. In addition, shares of Stock issued in connection with awards that are assumed, converted or substituted as a result of the acquisition of another company by the Company or any Subsidiary of the Company (including by way of merger, combination or similar transaction) will not count against the number of shares of Stock that may be issued under the Plan. Available shares under a stockholder-approved plan of an acquired company (as appropriately adjusted to reflect the transaction) may be used for Awards under the Plan and do not reduce the maximum number of shares available for grant under the Plan, subject to applicable stock exchange requirements.

4       Awards

4.1       General. The term of each Award shall be for such period as may be determined by the Committee, subject to the limitations set forth below. Subject to the terms of the Plan and any applicable Award Agreement, payments to be made by the Company or any Subsidiary of the Company upon the grant, maturation, or exercise of an Award may be made in such forms as the Committee shall determine at the date of grant or thereafter, including, without limitation, cash, Stock, or other property. In addition to the foregoing, the Committee may impose on any Award or the exercise thereof, at the date of grant, such additional terms and conditions not inconsistent with the provisions of the Plan, including, but not limited to forfeiture and clawback provisions, as the Committee shall determine; provided, however, that any such terms and conditions shall not be inconsistent with Section 409A of the Code.

4.2       Types of Awards. The Committee is authorized to grant the Awards described in this Section 4.2, under such terms and conditions as deemed by the Committee to be consistent with the purposes of the Plan. Such Awards may be granted with value and payment contingent upon Performance Goals. Each Award shall be evidenced by an Award Agreement containing such terms and conditions applicable to such Award as the Committee shall determine.

(i)	Options. The Committee is authorized to grant Options to Grantees on the following terms and conditions:

a.	Type of Award. The Award Agreement evidencing an Option shall designate the Option as either an ISO or an NQSO, as determined in the discretion of the Committee. At the time of the grant of Options, the Committee may place restrictions on the exercisability or vesting of Options that shall lapse, in whole or in part, upon the attainment of Performance Goals; provided that such Performance Goals shall relate to periods of performance of at least one fiscal year.

b.	Exercise Price. The exercise price of each Option granted under this Section 4.2 shall be established by the Committee or shall be determined by a method established by the Committee at the time the Option is granted; provided, however, that the exercise price shall not be less than 100% of the Fair Market Value of a share of Stock on the date of grant of the Award. Notwithstanding the foregoing, the exercise price of any Substitute Awards may be issued at any such price as the Committee determines necessary in order to preserve for such newly Eligible Grantee the economic value of all or a portion of such acquired entity award. No dividends or dividend equivalents will be paid on shares of Stock subject to an Option.

c.	Exercise. Upon satisfaction of the applicable conditions relating to vesting and exercisability, as determined by the Committee and set forth in the Award Agreement, and upon provision for the payment in full of the exercise price and applicable taxes due, the Grantee shall be entitled to exercise the Option and receive the number of shares of Stock issuable in connection with the Option exercise provided, however, that no Option may be exercised more than ten years after its grant date. Except as set forth in Section 4.3 hereof, no NQSO granted hereunder may be exercised after the earlier of (A) the expiration of the NQSO or (B) unless otherwise provided by the Committee in an Award Agreement, ninety days after the severance of an NQSO holder’s employment or service with the Company or any Subsidiary. The shares issued in connection with the Option exercise may be subject to such conditions and restrictions as the Committee may determine, from time to time. An Option may be exercised by any method as may be permitted by the Committee from time to time, including but not limited to any “net exercise” or other “cashless” exercise method.

d.	Restrictions Relating to ISOs. In addition to being subject to the terms and conditions of this Section 4.2(i), ISOs shall comply with all other requirements under Section 422 of the Code. Accordingly, ISOs may be granted only to Eligible Grantees who are employees (as described in Treasury Regulation Section 1.421-7(h)) of the Company or of any “Parent Corporation” (as defined in Section 424(e) of the Code) or of any “Subsidiary Corporation” (as defined in Section 424(f) of the Code) on the date of grant. The aggregate Fair Market Value (determined as of the time the ISO is granted) of the Stock with respect to which ISOs (under all option plans of the Company and of any Parent Corporation and of any Subsidiary Corporation) are exercisable for the first time by an Eligible Grantee during any calendar year shall not exceed $200,000. ISOs shall not be transferable by the Eligible Grantee otherwise than by will or the laws of descent and distribution and shall be exercisable, during the Eligible Grantee's lifetime, only by such Eligible Grantee. The Committee shall not grant ISOs to any Employee who, at the time the ISO is granted, owns stock possessing (after the application of the attribution rules of Section 424(d) of the Code) more than ten percent (10%) of the total combined voting stock of the Company or of any Parent Corporation or of any Subsidiary Corporation, unless the exercise price of the ISO is fixed at not less than one hundred and ten percent (110%) of the Fair Market Value of a share of Common Stock on the date of grant and the exercise of such ISO is prohibited by its terms after the fifth (5th) anniversary of the ISO's date of grant. In addition, no ISO shall be issued to an Eligible Grantee in tandem with an NQSO issued to such Eligible Grantee in accordance with Treasury Regulation Section 14a.422A-1, Q/A-39.

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(ii)	SARs. The Committee is authorized to grant SARs to Grantees on the following terms and conditions:

a.	In General. SARs may be granted independently or in tandem with an Option at the time of grant of the related Option. An SAR granted in tandem with an Option shall be exercisable only to the extent the underlying Option is exercisable. Payment of an SAR may be made in cash, Stock, or a combination of the foregoing, as specified in the Award Agreement or determined in the sole discretion of the Committee. At the time of the grant of SARs, the Committee may place restrictions on the exercisability or vesting of SARs that shall lapse, in whole or in part, upon the attainment of Performance Goals; provided that such Performance Goals shall relate to periods of performance of at least one fiscal year.

b.	Term and Exercisability of SARs. SARs shall be exercisable over the exercise period at such times and upon such conditions as the Committee may determine, as reflected in the Award Agreement; provided, however, that no SAR may be exercised more than ten years after its grant date. Except as set forth in Section 4.3 hereof, no SAR granted hereunder may be exercised after the earlier of (A) the expiration of the SAR or (B) unless otherwise provided by the Committee in an Award Agreement, ninety days after the severance of an SAR holder’s employment or service with the Company or any Subsidiary.

c.	Payment. An SAR shall confer on the Grantee a right to receive an amount with respect to each share of Stock subject thereto, upon exercise thereof, equal to the excess of (A) the Fair Market Value of one share of Stock on the date of exercise over (B) the grant price of the SAR (which in the case of an SAR granted in tandem with an Option shall be equal to the exercise price of the underlying Option, and which in the case of any other SAR shall be such price as the Committee may determine but in no event shall be less than the Fair Market Value of a share of Stock on the date of grant of such SAR). An SAR may be exercised by giving written notice of such exercise to the Committee or its designated agent. No dividends or dividend equivalents will be paid on shares of Stock subject to an SAR.

(iii)	Restricted Stock. The Committee is authorized to grant Restricted Stock to Grantees on the following terms and conditions:

a.	Issuance and Restrictions. Restricted Stock shall be subject to such restrictions on transferability and other restrictions, if any, as the Committee may impose at the date of grant, which restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, or otherwise, as the Committee may determine. The Committee may place restrictions on Restricted Stock that shall lapse, in whole or in part, upon the attainment of Performance Goals; provided that such Performance Goals shall relate to periods of performance of at least one fiscal year. Except to the extent restricted under the Award Agreement relating to the Restricted Stock, a Grantee granted Restricted Stock shall have all of the rights of a stockholder including, without limitation, the right to vote Restricted Stock and the right to receive dividends thereon.

b.	Certificates for Stock. Restricted Stock granted under the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing Restricted Stock are registered in the name of the Grantee, such certificates shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, and the Company may retain physical possession of the certificate.

c.	Dividends. Except to the extent restricted under the applicable Award Agreement, cash dividends paid on Restricted Stock shall be paid at the dividend payment date subject to no restriction. Unless otherwise determined by the Committee, Stock distributed in connection with a stock split or stock dividend shall be subject to the transfer restrictions, forfeiture risks and vesting conditions to the same extent as the Restricted Stock with respect to which such Stock or other property has been distributed. Notwithstanding the foregoing, the Committee may not provide for the current payment of dividends for Restricted Stock subject to Performance Goals; for such Awards, dividends may accrue but shall not be payable unless and until the Award vests upon satisfaction of the applicable Performance Goals and all other applicable conditions to vesting.

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(iv)	Restricted Stock Units. The Committee is authorized to grant Restricted Stock Units to Grantees, subject to the following terms and conditions:

a.	Conditions to Vesting. At the time of the grant of Restricted Stock Units, the Committee may place restrictions on Restricted Stock Units that shall lapse, in whole or in part, upon the attainment of Performance Goals; provided that such Performance Goals shall relate to periods of performance of at least one fiscal year.

b.	Benefit upon Vesting. Unless otherwise provided in an Award Agreement, upon the vesting of a Restricted Stock Unit, there shall be delivered to the Grantee, within 30 days of the date on which such Award (or any portion thereof) vests, the number of shares of Stock equal to the number of Restricted Stock Units becoming so vested.

c.	Dividend Equivalents. To the extent provided in an Award Agreement, subject to the requirements of Section 409A of the Code, an Award of Restricted Stock Units may provide the Grantee with the right to receive dividend equivalent payments with respect to Stock subject to the Award (both before and after the Stock subject to the Award is earned, vested, or acquired), which payments may be either made currently or credited to an account for the Grantee, and may be settled in cash or Stock, as determined by the Committee. Any such settlements and any such crediting of dividend equivalents may, at the time of grant of the Restricted Stock Unit, be made subject to the transfer restrictions, forfeiture risks, vesting and conditions of the Restricted Stock Units and subject to such other conditions, restrictions and contingencies as the Committee shall establish at the time of grant of the Restricted Stock Unit, including the reinvestment of such credited amounts in Stock equivalents, provided that all such conditions, restrictions and contingencies shall comply with the requirements of Section 409A of the Code. Notwithstanding the foregoing in this Section 4.2(iv)(c), dividend equivalents may accrue on unearned Restricted Stock Units subject to Performance Goals but shall not be payable unless and until the applicable Performance Goals are met and certified.

(v)	Other Stock-Based Awards. The Committee is authorized to grant Awards to Grantees in the form of Other Stock-Based Awards, as deemed by the Committee to be consistent with the purposes of the Plan. At the time of the grant of Other Stock-Based Awards, the Committee may place restrictions on the payout or vesting of Other Stock-Based Awards that shall lapse, in whole or in part, upon the attainment of Performance Goals; provided that such Performance Goals shall relate to periods of performance of at least one fiscal year. The Committee shall determine the terms and conditions of such Awards on the date of grant. Other Stock-Based Awards may not be granted with the right to receive dividend equivalent payments.

(vi)	Settlement of Options and SARs. Shares of Stock delivered pursuant to the exercise of an Option or SAR shall be subject to such conditions, restrictions and contingencies as the Committee may establish in the applicable Award Agreement. Settlement of SARs may be made in shares of Stock (valued at their Fair Market Value at the time of exercise), in cash, or in a combination thereof, as determined in the discretion of the Committee and set forth in the Award Agreement. The Committee, in its discretion, may impose such conditions, restrictions and contingencies with respect to shares of Stock acquired pursuant to the exercise of an Option or an SAR as the Committee determines to be desirable.

(vii)	Vesting; Additional Terms. Subject to Section 2.6, and except as provided in Section 4.3, hereof, other than Options, SARs, Restricted Stock, Restricted Stock Units or Other Stock-Based Awards conditioned upon the attainment of Performance Goals that relate to performance periods of at least one fiscal year, Options, SARs, Restricted Stock, Restricted Stock Units or Other Stock-Based Awards granted hereunder shall vest as determined by the Committee and set forth in the Award Agreement. The term of any Award granted under the Plan will not exceed ten years from the date of grant.

(viii)	Qualified Performance-Based Compensation.

a.	The Committee may determine that Restricted Stock, Restricted Stock Units or Other Stock-Based Awards granted to a Covered Employee shall be considered “performance-based compensation,” or Performance Awards, in which case the provisions of this Section 4.2(viii) shall apply. To the extent required pursuant to Section 162(m) of the Code and the regulations promulgated thereunder, the Committee’s authority to grant new awards that are intended to qualify as performance-based compensation within the meaning of Section 162(m) of the Code (other than qualifying Options and qualifying SARs) shall terminate upon the first meeting of the Company’s stockholders that occurs in the fifth year following the year in which the Company’s stockholders first approve this Plan.

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b.	When Performance Awards are made under this Section 4.2(viii), the Committee shall establish in writing (i) the objective Performance Goals that must be met, (ii) the period during which performance will be measured, (iii) the maximum amounts that may be paid if the Performance Goals are met, and (iv) any other conditions that the Committee deems appropriate and consistent with the requirements of Section 162(m) of the Code. The Performance Goals shall satisfy the Committee’s requirements for “performance-based compensation,” including the requirement that the achievement of the goals be substantially uncertain at the time they are established and that the Performance Goals be established in such a way that a third party with knowledge of the relevant facts could determine whether and to what extent the Performance Goals have been met. The Committee shall not have discretion to increase the amount of compensation that is payable, but may reduce the amount of compensation that is payable, pursuant to Performance Awards identified by the Committee as “performance-based compensation.”

c.	At the time each a Performance Award is granted, the Committee shall establish in writing the Performance Period, the Performance Measure and the Performance Goals in respect of such Performance Awards.

d.	The Committee in its sole discretion shall have the authority to make equitable adjustments to the Performance Goals in recognition of unusual or non-recurring events affecting the Company or any Subsidiary of the Company or any Affiliated Company or the financial statements of the Company or any Subsidiary of the Company or any Affiliated Company, for the following items: (1) asset write-downs; (2) litigation or claim judgments or settlements; (3) the effect of changes in tax laws, accounting principles, regulations, or other laws or regulations affecting reported results; (4) any reorganization and restructuring programs, including discontinued operations; (5) acquisitions or divestitures; (6) unusual nonrecurring or extraordinary items identified in the Company’s audited financial statements, including footnotes; (7) any reorganization or change in the corporate or capital structures of the Company; (8) foreign exchange gains and losses; (9) business interruption events; (10) annual incentive payments or other bonuses; or (11) capital charges, provided such adjustment is appropriate and consistent with the requirements established by the Committee to which the Performance Goal relates. In addition, the Committee may specify that certain equitable adjustments to the Performance Goals will be made during the applicable Performance Period, provided such specification is appropriate and consistent with the requirements established by the Committee pursuant to Section 4.2(viii)(c) hereof.

e.	The Committee may provide in the Award Agreement that Awards under this Section 4.2(viii) shall be payable, in whole or in part, in the event of the Grantee’s death or Disability, or under other circumstances consistent with the Treasury regulations and rulings under Section 162(m) of the Code.

(ix)	Automatic Extended Exercisability in Certain Cases. Notwithstanding the foregoing provisions of this Section, if the date an Award would otherwise terminate is a date that the Grantee is prohibited from exercising the Award under the Company’s insider trading policy or such other conditions under applicable securities laws as the Committee shall specify, the term of the Award shall be extended to the second business day after the Grantee is no longer so prohibited from exercising the Award, but in no event shall the Award be extended beyond the original stated term of the Award.

4.3       Change of Control of the Company.

(i)	The Committee may, at the time an Award is made or at any time prior to, coincident with or after the time of a Change of Control:

a.	provide for the cancellation of any Awards then outstanding if the surviving entity or acquiring entity (or the surviving or acquiring entity’s parent company) in the Change of Control replaces the Awards with new rights of substantially equivalent value, as determined by the Committee. For an Award to be validly assumed by a successor for purpose of this Section 4.3(i)(a), it must (x) provide such Grantee with rights and entitlements substantially equivalent to or better than the rights, terms and conditions applicable under such Award, including, but not limited to, an identical or better exercise or vesting schedules; (y) have substantially equivalent value to such Award (determined at the time of the Change in Control); and (z) be based on stock that is traded on an established U.S. securities market or an established securities market outside the United Stated upon which the Grantees could readily trade the stock without administrative burdens or complexities. In the event of any ambiguity or discrepancy, the determination of the Committee shall be final and binding;

b.	provide that upon an involuntary termination of a Grantee’s employment as a result of a Change of Control, any time periods shall accelerate, and any other conditions relating to the vesting, exercise, payment or distribution of an Award shall be waived; or

c.	provide that Awards shall be purchased for an amount of cash equal to the amount that could have been obtained for the shares covered by a Restricted Stock Award if it had been vested and or by an Option or SAR if it had been exercised at the time of the Change of Control, provided however that Awards outstanding as of the date of the Change in Control may be cancelled and terminated without payment if the consideration payable with respect to one share of Stock in connection with the Change in Control is less than the exercise price or grant price applicable to such Award, as applicable.

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(ii)	Notwithstanding any other provisions of the Plan or an Award Agreement to the contrary, the vesting, payment, purchase or distribution of an Award may not be accelerated by reason of a Change of Control for any Grantee unless the Grantee’s employment is involuntarily terminated as a result of the Change of Control as provided in the Award Agreement or in any other written agreement, including an employment agreement, between us and the Grantee.

4.4       Limitation on Award Grants to Non-Employee Directors. The maximum number of shares of Stock subject to Awards granted during a single fiscal year to any non-employee director, taken together with any cash fees paid to such non-employee director during the fiscal year, shall not exceed $350,000 in total value (calculating the value of any such Awards based on the grant date fair value of such Awards for financial reporting purposes); provided, that the Board may make exceptions to this limit for individual non-employee directors in extraordinary circumstances as the Board may determine in its sole discretion, so long as (x) the aggregate limit does not exceed $500,000 in total value during a fiscal year and (y) the non-employee director receiving such additional compensation does not participate in the decision to award such compensation or in other contemporaneous compensation decisions involving non-employee directors.

5        Operation

5.1       Duration. Grants may be made under the Plan through September 17, 2036. In the event of Plan termination while Awards remain outstanding, the Plan shall remain in effect as long as any Awards under it are outstanding, although no further grants may be made following Plan termination.

5.2       Uncertificated Stock. Nothing contained in the Plan shall prohibit the issuance of Stock on an uncertificated basis, to the extent allowed by the Company’s Articles of Incorporation and Bylaws, by applicable law and by the applicable rules of any stock exchange.

5.3       Tax Withholding. All distributions under the Plan are subject to withholding of all applicable taxes, and the Committee may condition the delivery of any shares or other benefits under the Plan on satisfaction of the applicable withholding obligations. The Committee, in its discretion, and subject to such requirements as the Committee may impose prior to the occurrence of such withholding, may permit such withholding obligations to be satisfied through cash payment by the Grantee, through the surrender of shares of Stock which the Grantee already owns, through withholding from other compensation payable to the Grantee or through the surrender of unrestricted shares of Stock to which the Grantee is otherwise entitled under the Plan, but only to the extent of the minimum amount required to be withheld under applicable law (or, if permitted by the Company, such other withholding rate as will not cause adverse accounting consequences and is permitted under applicable IRS withholding rules).

5.4       Use of Shares. Subject to the limitations on the number of shares of Stock that may be delivered under the Plan, the Committee may use available shares of Stock as the form of payment for compensation, grants or rights earned or due under any other compensation plans or arrangements of the Company or a Subsidiary, including the plans and arrangements of the Company or a Subsidiary assumed in business combinations.

5.5       Non-transferability. Awards granted under the Plan, and during any period of restriction on transferability, shares of Common Stock issued in connection with the exercise of an Option or a SAR, or vesting of a Restricted Stock Award may not be sold, pledged, hypothecated, assigned, margined or otherwise transferred by a Grantee in any manner other than by will or the laws of descent and distribution, unless and until the shares underlying such Award have been issued, and all restrictions applicable to such shares have lapsed or have been waived by the Committee. No Award or interest or right therein shall be subject to the debts, contracts or engagements of a Grantee or his or her successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law, by judgment, lien, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy and divorce), and any attempted disposition thereof shall be null and void, of no effect, and not binding on the Company in any way. Notwithstanding the foregoing, the Committee may permit Options and/or shares issued in connection with an Option or a SAR exercise that are subject to restrictions on transferability, to be transferred one time and without payment or consideration to a member of a Grantee’s immediate family or to a trust or similar vehicle for the benefit of a Grantee’s immediate family members. During the lifetime of a Grantee, all rights with respect to Awards shall be exercisable only by such Grantee or, if applicable pursuant to the preceding sentence, a permitted transferee.

5.6       Form and Time of Elections. Unless otherwise specified herein, each election required or permitted to be made by any Grantee or other person entitled to benefits under the Plan, and any permitted modification, or revocation thereof, shall be in writing filed with the Committee at such times, in such form, and subject to such restrictions and limitations, not inconsistent with the terms of the Plan, as the Committee shall require.

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5.7       Agreement with Company. An Award under the Plan shall be subject to such terms and conditions, not inconsistent with the Plan, as the Committee shall, in its sole discretion, prescribe. The terms and conditions of any Award to any Grantee shall be reflected in such form of written document as is determined by the Committee. A copy of such document shall be provided to the Grantee, and the Committee may, but need not, require that the Grantee shall sign a copy of such document. Such document is referred to in the Plan as an “Award Agreement” regardless of whether any Grantee signature is required.

5.8       Gender and Number. Where the context admits, words in any gender shall include any other gender, words in the singular shall include the plural and the plural shall include the singular.

5.9       Limitation of Implied Rights.

(i)	The Plan shall at all times be unfunded and neither a Grantee nor any other person shall, by reason of participation in the Plan, acquire any right in or title to any assets, funds or property of the Company or any Subsidiary whatsoever, including, without limitation, any specific funds, assets, or other property which the Company or any Subsidiary, in its sole discretion, may set aside in anticipation of a liability under the Plan. Nothing contained in the Plan and no action taken pursuant hereto shall create or be construed to create a fiduciary relationship between the Company and any Grantee or any other person. A Grantee shall have only a contractual right to the Stock or amounts, if any, payable under the Plan, unsecured by any assets of the Company or any Subsidiary, and nothing contained in the Plan shall constitute a guarantee that the assets of the Company or any Subsidiary shall be sufficient to pay any benefits to any person.

(ii)	The Plan does not constitute a contract of employment or service, and selection as a Grantee will not give any participating Employee, Non-Employee Director or Key Advisor the right to be retained in the employ or service of the Company or any Subsidiary, nor any right or claim to any benefit under the Plan, unless such right or claim has specifically accrued under the terms of the Plan. Except as otherwise provided in the Plan or the Award Agreement, no Award under the Plan shall confer upon the holder thereof any rights as a stockholder of the Company prior to the date on which the individual fulfills all conditions for receipt of such rights.

5.10       Section 409A. It is intended that all Options and SARs granted under the Plan shall be exempt from the provisions of Section 409A of the Code and that all other Awards under the Plan, to the extent that they constitute “non-qualified deferred compensation” within the meaning of Section 409A of the Code, will comply with Section 409A of the Code (and any regulations and guidelines issued thereunder). The Plan and any Award Agreements issued hereunder may be amended in any respect deemed by the Board or the Committee to be necessary in order to preserve compliance with Section 409A of the Code. Notwithstanding anything in this Plan to the contrary, if required by Section 409A of the Code, if a Grantee is considered a “specified employee” for purposes of Section 409A of the Code and if payment of any Award under this Plan is required to be delayed for a period of six months after “separation from service” within the meaning of Section 409A of the Code, payment of such Award shall be delayed as required by Section 409A of the Code, and the accumulated amounts with respect to such Award shall be paid in a lump sum payment within ten days after the end of the six month period. If the Grantee dies during the postponement period prior to the payment of benefits, the amounts withheld on account of Section 409A of the Code shall be paid to the Grantee’s beneficiary within sixty (60) days after the date of the Grantee’s death. For purposes of Section 409A of the Code, each payment under the Plan shall be treated as a separate payment. In no event shall a Grantee, directly or indirectly, designate the calendar year of payment. To the extent that any provision of the Plan would cause a conflict with the requirements of section 409A of the Code, or would cause the administration of the Plan to fail to satisfy the requirements of Section 409A of the Code, such provision shall be deemed null and void to the extent permitted by applicable law. Notwithstanding anything in the Plan or any Award Agreement to the contrary, each Grantee shall be solely responsible for the tax consequences of Awards under the Plan, and in no event shall the Company have any responsibility or liability if an Award does not meet any applicable requirements of Section 409A of the Code. Although the Company intends to administer the Plan to prevent taxation under Section 409A of the Code, the Company does not represent or warrant that the Plan or any Award complies with any provision of federal, state, local or other tax law.

5.11       Regulations and Other Approvals.

(i)	The obligation of the Company to sell or deliver Stock with respect to any Award granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Committee.

(ii)	Each Award is subject to the requirement that, if at any time the Committee determines, in its absolute discretion, that the listing, registration or qualification of Stock issuable pursuant to the Plan is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Award or the issuance of Stock, no such Award shall be granted or payment made or Stock issued, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions not acceptable to the Committee.

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(iii)	In the event that the disposition of Stock acquired pursuant to the Plan is not covered by a then current registration statement under the Securities Act and is not otherwise exempt from such registration, such Stock shall be restricted against transfer to the extent required by the Securities Act of 1933, as amended, or regulations thereunder, and applicable state securities laws, and the Committee may require a Grantee receiving Stock pursuant to the Plan, as a condition precedent to receipt of such Stock, to represent to the Company in writing that the Stock acquired by such Grantee is acquired for investment only and not with a view to distribution.

(iv)	With respect to persons subject to Section 16 of the 1934 Act, it is the intent of the Company that the Plan and all transactions under the Plan comply with all applicable provisions of Rule 16b-3.

(v)	All Awards under the Plan will be subject to any compensation, clawback and recoupment policies that may be applicable to the employees of the Company, as in effect from time to time and as approved by the Board or Committee, whether or not approved before or after the Effective Date. Subject to the requirements of applicable law, any such compensation, clawback and recoupment policies shall apply to Awards made after the effective date of the policy.

5.12       Non-Employee Director Award Deferrals. The Committee may permit a Non-Employee Director to defer receipt of the payment of cash or the delivery of shares that would otherwise be due to such Non-Employee Director in connection with any Restricted Stock, Restricted Stock Units or Other Stock-Based Awards. If any such deferral election is permitted, the Committee shall establish rules and procedures for such deferrals and may provide for interest or other earnings to be paid on such deferrals, which rules and procedures shall be consistent with applicable requirements of Section 409A of the Code. Unless otherwise specified in a Non-Employee Director’s valid election, any deferred amount will be deferred until the earliest to occur of the Non-Employee Director’s death, separation from service, or Change of Control; provided that any such deferral election is made by the Non-Employee Director on or prior to December 31 of the calendar year preceding the calendar year in which any such amounts are earned, or, if such Non-Employee Director is newly eligible for purposes of Section 409A of the Code, then within 30 days following the date he or she is first eligible, and then only with respect to amounts earned after the date of the election.

6       Amendment and Termination

The Plan may be terminated or amended by the Board at any time, except that the following actions may not be taken without stockholder approval:

(i)	any increase in the number of shares that may be issued under the Plan (except by certain adjustments provided for under the Plan);

(ii)	any change in the class of persons eligible to receive ISOs under the Plan;

(iii)	any change in the requirements of Sections 4.2(i)(b) and 4.2(ii)(c) hereof regarding the exercise price of Options and the grant price of SARs;

(iv)	any repricing or cancellation and regrant of any Option or, if applicable, other Award at a lower exercise, base or purchase price, as set forth in Section 2.3 hereof; or

(v)	any other amendment to the Plan that would require approval of the Company’s stockholders under applicable law, regulation or rule or stock exchange listing requirement.

Notwithstanding any of the foregoing, adjustments pursuant to Section 3 hereof shall not be subject to the foregoing limitations of this Section 6.

7        Governing Law

The Plan and all Award Agreements entered into under the Plan shall be construed in accordance with and governed by the laws of the State of New York, except that any principles or provisions of New York law that would apply the law of another jurisdiction (other than applicable provisions of U.S. Federal law) shall be disregarded. Notwithstanding the foregoing, matters with respect to indemnification, delegation of authority under the Plan, and the legality of shares of Stock issued under the Plan, shall be governed by the Delaware General Corporation Law.

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8        Severability

If any of the provision of this Plan is finally held to be invalid, illegal or unenforceable (whether in whole or in part), such provision shall be deemed modified to the extent, but only to the extent, of such invalidity, illegality or unenforceability and the remaining provisions shall not be affected thereby; provided that, if any such provision is finally held to be invalid, illegal or unenforceable because it exceeds the maximum scope determined to be acceptable to permit such provision to be enforceable, such provision shall be deemed modified to the minimum extent necessary in order to make such provision enforceable.

9        Clawback and Non-compete

Notwithstanding any other provisions of this Plan, any Award which is subject to recovery under any law, government regulation, stock exchange listing requirement, or Company policy, will be subject to such deductions and clawback as may be required to be made pursuant to such law, government regulation or stock exchange listing requirement, or any policy adopted by the Company whether pursuant to any such law, government regulation or stock exchange listing requirement or otherwise. In addition and notwithstanding any other provisions of this Plan, any Award shall be subject to such noncompete provisions under the terms of the Agreement or any other agreement or policy adopted by the Company, including, without limitation, any such terms providing for immediate termination and forfeiture of an Award if and when a Participant becomes an employee, agent or principal of a competitor without the express written consent of the Company.

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